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                                                                     EXHIBIT 3.5

                                    RESTATED

                            ARTICLES OF INCORPORATION

                                       OF

                        FABRI-STEEL PRODUCTS INCORPORATED

          Pursuant to the provisions of Section 642 of Act 284, Public Acts of 1972, as amended (the "Act"), the undersigned corporation executes the following Restated Articles of Incorporation:

          1. The present name of the Corporation is: Fabri-Steel Products Incorporated.

          2. The identification number assigned by the Michigan Department of Consumer and Industry Services, Corporation, Securities and Land Development Bureau is 172-136.

          3. All former names of the Corporation are: None.

          4. The date of filing of the original Articles of Incorporation was:
June 10, 1954.

          The following Restated Articles of Incorporation supersede the Articles of Incorporation as amended and shall be the Articles of Incorporation for the corporation:

          ARTICLE I. Name. The name of the Corporation is Fabri-Steel Products Incorporated.

          ARTICLE II. Registered Office and Agent. The street and mailing address of the Corporation's registered office in the State of Michigan is 22900 West Eight Mile Road, in the City of Southfield, County of Oakland 48034-4395. The name of the Corporation's resident agent at such address is Rex A. Ogg.

          ARTICLE III. Purpose. The purposes for which the Corporation is formed are to engage in any lawful act or activity within the purposes for which corporations may be formed under the Act and to possess and exercise all of the powers and privileges granted by such law and any other law of Michigan.

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          ARTICLE IV. Authorized Capital. The aggregate number of shares of stock which the Corporation shall have authority to issue is 10,000,000 shares, divided into three (3) classes consisting of 5,000,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock"); 2,500,000 shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock"); and 2,500,000 shares of Class B Common Stock, par value $.01 per share ("Class B Common Stock"). Class A Common Stock and Class B Common Stock are hereinafter sometimes collectively referred to as "Common Stock." Each share of common stock, par value $10 per share, of the Corporation outstanding immediately prior to the date hereof (collectively, the "Existing Common Stock") is hereby automatically reclassified and converted into one share of Class A Common Stock. Upon receipt of a share certificate representing any shares of Existing Common Stock, the secretary of the Corporation shall cancel such certificate and issue to the stockholder in whose name such certificate appears a certificate representing the same number of shares of Class A Common Stock.

          The following is a statement of the designations, preferences, qualifications, limitations, restrictions and the special or relative rights granted to or imposed upon the shares of each such class.

          A.   PREFERRED STOCK

               1. Issue in Series. Preferred Stock may be issued from time to time in one or more series, each such series to have the terms stated herein or in the resolution of the Board of Directors of the Corporation providing for its issue. All shares of any one series of Preferred Stock will be identical, but shares of different series of Preferred Stock need not be identical or rank equally except insofar as provided by law or herein.

               2. Creation of Series. In addition to the Senior Preferred Stock and Junior Preferred Stock provided for herein, the Board of Directors will have authority by resolution to cause to be created one or more series of Preferred Stock, and to determine and fix with respect to each series prior to the issuance of any shares of the series to which such resolution relates:

                    a. The distinctive designation of the series and the number of shares which will constitute the series, which number may be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

                    b. The dividend rate and the times of payment of dividends on the shares of the series, whether dividends will be cumulative, and if so, from what date or dates;

                    c. The price or prices at which, and the terms and conditions on which, the shares of the series may be redeemed at the option of the Corporation;

                    d. Whether or not the shares of the series will be entitled to the benefit of a retirement or sinking fund to be applied to the

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                    purchase or redemption of such shares and, if so entitled, the amount of such fund and the terms and provisions relative to the operation thereof;

                    e. Whether or not the shares of the series will be convertible into, or exchangeable for, any other shares of stock of the Corporation or other securities, and if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and any adjustments thereof, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

                    f. The rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, provided, however, that no such series shall be senior to the Senior Preferred Stock with respect to dividends or distributions or upon the liquidation, distribution of assets, dissolution or winding-up of the Corporation; provided, further, that until
                    March    , 1999, the Board of Directors of the Corporation
                          ---
                    shall have the authority by resolution to cause to be created additional series of Preferred Stock that are senior to the Senior Preferred Stock with respect to the liquidation, distribution of assets, dissolution or winding-up of the Corporation so long as such additional series of Preferred Stock is not senior to the Senior
                    Preferred Stock after March    , 1999;
                                                ---

                    g. Whether or not the shares of the series will have priority over or be on a parity with or be junior to the shares of any other series or class in any respect or will be entitled to the benefit of limitations restricting the issuance of shares of any other series or class having priority over or being on a parity with the shares of such series in any respect, or restricting the payment of dividends on or the making of other distributions in respect of shares of any other series or class ranking junior to the shares of the series as to dividends or assets, or restricting the purchase or redemption of the shares of any such junior series or class, and the terms of any such restriction provided, however, that no such series shall be senior to the Senior Preferred Stock with respect to dividends or distributions or upon the liquidation, distribution of assets, dissolution or winding-up of the
                    Corporation; provided, further, that until March    , 1999,
                                                                     ---
                    the Board of Directors of the Corporation shall have the authority by resolution to cause to be created additional series of Preferred Stock that are senior to the Senior Preferred Stock with respect to the liquidation, distribution of assets, dissolution or winding-up of the Corporation so long as such additional series of Preferred Stock is not senior to the Senior Preferred Stock after
                    March    , 1999;
                          ---

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                    h. Whether the series will have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights; and

                    i. Any other preferences, qualifications, privileges, options and other relative or special rights and limitations of that series.

               3. Dividends. Holders of Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available for the payment thereof, dividends at the rates fixed herein for the Senior Preferred Stock and the Junior Preferred Stock and by the Board of Directors for any other series, and no more, before any dividends shall be declared and paid, or set apart for payment, on Common Stock with respect to the same dividend period.

               4. Preference on Liquidation. In the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, holders of each series of Preferred Stock will be entitled to receive the amount fixed for such series plus, in the case of Senior Preferred Stock, Junior Preferred Stock or any other series on which dividends will have been determined by the Board of Directors to be cumulative, an amount equal to all dividends accumulated and unpaid thereon to the date of final distribution whether or not earned or declared before any distribution shall be paid, or set aside for payment, to holders of Common Stock. If the assets of the Corporation are not sufficient to pay such amounts in full, holders of all shares of Preferred Stock will participate in the distribution of assets ratably in proportion to the full amounts to which they are entitled or in such order or priority, if any, as will have been fixed in the resolution or resolutions providing for the issue of the series of Preferred Stock. Neither the merger nor consolidation of the Corporation into or with any other corporation or entity, nor a sale, transfer or lease of all or part of its assets, will be deemed a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph except to the extent specifically provided for herein.

               5. Redemption. The Corporation, at the option of the Board of Directors, may redeem all or part of the shares of any series of Preferred Stock on the terms and conditions fixed in these Articles for the Senior Preferred Stock and the Junior Preferred Stock and by the Board of Directors for any other series.

               6. Voting Rights. Except as otherwise required by law, as otherwise provided herein or as otherwise determined by the Board of Directors as to the shares of any series of Preferred Stock prior to the issuance of any such shares, the holders of Preferred Stock shall have no voting rights and shall not be entitled to any notice of meeting of stockholders.

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          B.   SENIOR PREFERRED STOCK

               1. Designation, Number of Shares. The first series of Preferred Stock shall be designated as the 8% Series A Cumulative Senior Preferred Stock ("Senior Preferred Stock"), and the number of shares which shall constitute such series shall be 910,000. The par value of the Senior Preferred Stock shall be $.01 per share.

               2. Accrual and Payment of Dividends

                    a. The holders of Senior Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Corporation legally available therefor, cumulative cash dividends at the rate of $0.80 plus the "Spread" then in effect (as defined herein) per share per annum. The Spread shall initially be zero (0). In the event that an Initial Public Offering (as hereinafter defined) occurs and the Company does not offer to repurchase 100% of the issued and outstanding Senior Preferred Stock prior to or within ten (10) days after the Initial Public Offering (with the closing date set forth in such offer to repurchase within thirty (30) days of the Initial Public Offering) at a cash price equal to $10 per share, plus accrued and unpaid dividends to the date of repurchase, and then purchase all shares tendered in accordance with the terms of such offer (an "IPO Event"), the Spread shall equal $0.025 per annum per share on the first day of the Quarterly Period (as hereinafter defined) after such IPO Event occurs and the Spread shall thereafter increase by an additional $0.025 per annum per share on the first day of each subsequent Quarterly Period; and (ii) in the event that a High Yield Offering (as hereinafter defined) occurs and the Company does not offer to repurchase at least 50% of the issued and outstanding Senior Preferred Stock prior to or within ten (10) days after the High Yield Offering (with the closing date set forth in such offer to repurchase within thirty (30) days of the High Yield Offering) at a cash price equal to $10 per share, plus accrued and unpaid dividends to the date of repurchase, and then purchase all shares tendered in accordance with the terms of such offer (a "High Yield Event"), the Spread shall equal $0.025 per annum per share on the first day of the Quarterly Period after such High Yield Event occurs and thereafter the Spread shall increase by an additional $0.025 per share per annum on the first day of each subsequent Quarterly Period; provided, however, that in no event shall the Spread increase by more than $0.025 per share per annum in any single Quarterly Period; provided, further, that the dividend rate shall not at any time exceed $1.20 per share per annum. Subject to compliance with applicable law and subject to compliance with

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                    any agreement between the Company and any unaffiliated third party which limits the Company's payment of dividends, the Company shall pay cash dividends (including Additional Dividends (as that term is defined in Article IV.B(2)(b) hereof) which shall be paid in cash) to the holders of Senior Preferred Stock beginning March 1, 2001.

                         Such dividends shall be payable in annual installments
                    in arrears commencing March 1, 1999 and thereafter on the first day of March (unless such day is not a business day in which event on the last preceding business day) in each such year (hereinafter referred to as a "Dividend Accrual Date"), except that the dividend payment payable on March 1, 1999 shall be calculated from the date of original issuance through March 1, 1999. Each such dividend on Senior Preferred Stock when paid shall be payable to holders of record as they appear on the stock books of the Corporation on the date established by the Board of Directors of the Corporation as the record date for the payment of such dividend (which record date shall not precede the date upon which the resolution fixing such record date is adopted and which record date shall be not more than sixty days prior to such action). If no record date is fixed, the record date for determining holders for such purpose shall be at the close of business on the date on which the Board of Directors adopts the resolution relating to such dividend payment. Dividends with respect to any shares of Senior Preferred Stock shall accrue (whether or not earned or declared) from the date of issue of such shares.

                    b. Such dividends on the Senior Preferred Stock shall be cumulative, whether or not earned or declared, so that if at any time full cumulative dividends at the rate aforesaid on all shares of Senior Preferred Stock then outstanding to the end of the annual dividend period next preceding such time shall not have been paid, the amount of the deficiency shall be paid before any sum shall be set aside for or applied by the Corporation to the purchase, redemption or other acquisition for value of any shares of Junior Stock (either pursuant to any applicable sinking fund requirement or otherwise) or any dividend or other distribution shall be paid or declared and set apart for payment on any Junior Stock (other than a dividend payable in Junior Stock) provided, however, that the foregoing shall not prohibit the Corporation from repurchasing shares of Junior Stock from a former employee of the Corporation (or a subsidiary of the Corporation) where such repurchase arises from the Corporation's option to repurchase such shares upon termination of such employee's employment with the Corporation (or a subsidiary) pursuant to a written agreement between the Corporation and such employee. Accrued dividends on the Senior

                    Preferred Stock if not paid on the first or any subsequent Dividend Accrual Date following accrual shall thereafter accrue additional dividends in respect thereof (the "Additional Dividends"), compounded annually, at the then applicable dividend rate.

                    c. When dividends are not paid in full upon the Senior Preferred Stock, all dividends paid upon shares of Senior Preferred Stock shall be paid pro rata so that in all cases the amount of dividends paid per share on the Senior Preferred Stock shall bear the same ratio that accrued dividends per share on the shares of Senior Preferred Stock bear to each other.

                    d. An annual dividend period shall commence on the day following a Dividend Accrual Date and shall end on the next succeeding Dividend Accrual Date.

               3. Preference on Liquidation

                    a. In the event that the Corporation shall be liquidated, dissolved or wound up, whether voluntarily or involuntarily,
                    after March   , 1999, after all creditors of the Corporation
                                --
                    shall have been paid in full, the holders of the Senior Preferred Stock shall be entitled to receive, out of the assets of the Corporation legally available for distribution to its stockholders, whether from capital, surplus or earnings, before any amount shall be paid to the holders of any shares of Junior Stock, an amount equal to $10 in cash per share plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon (including Additional Dividends) to the date of final distribution, and no more. If upon any liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be insufficient to pay the holders of all outstanding shares of Senior Preferred Stock the full amounts to which they respectively shall be entitled, such assets, or the proceeds thereof, shall be distributed ratably among the holders of the Senior Preferred Stock. Holders of Senior Preferred Stock shall not be entitled, upon the liquidation, dissolution or winding up of the Corporation, to receive any amounts with respect to such stock other than the amounts referred to in this Article IV.B(3)(a).

                         Notwithstanding anything contained herein to the
                    contrary, in the event that the Corporation shall be liquidated, dissolved or wound up, whether voluntarily or
                    involuntarily, before March   , 1999, after all creditors of
                                                --
                    the Corporation shall have been paid in full, the assets of the Corporation legally available for distribution to its stockholders, whether from capital, surplus or earnings, shall be distributed to the holders of Senior Preferred Stock, Junior

                    Preferred Stock and Common Stock, without preference or priority, and to each such holder based on the number of shares of Senior Preferred Stock, Junior Preferred Stock and Common Stock owned of record by such holder on the record date for such distribution.

                    b. Neither the purchase nor redemption by the Corporation of shares of any class of stock in any manner permitted by the Articles of Incorporation or any amendment thereof, nor the merger or consolidation of the Corporation with or into any other corporation or corporations, nor a sale, transfer or lease of all or substantially all of the Corporation's assets shall be deemed to be a liquidation, dissolution or winding up of the Corporation for the purposes of this
                    Article IV.B(3) provided, however, that any consolidation or merger of the Corporation after March 1, 1999, in which the Corporation is not the surviving entity shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Article IV.B(3) if, (A) in connection therewith, the holders of Common Stock of the Corporation receive as consideration, whether in whole or in part, for such Common Stock (1) cash,
                    (2) notes, debentures or other evidences of indebtedness or obligations to pay cash or (3) preferred stock of the surviving entity (whether or not the surviving entity is the Corporation) which ranks on a parity with or senior to the preferred stock received by holders of the Senior Preferred Stock with respect to liquidation or dividends or (B) the holders of the Senior Preferred Stock do not receive preferred stock of the surviving entity with rights, powers and preferences equal to (or more favorable to the holders than) the rights, powers and preferences of the Senior Preferred Stock.

               4. Redemption.

                    a. Mandatory Redemption. All outstanding shares of the Senior Preferred Stock shall be redeemed from funds legally available therefor on May 1, 2018 (the "Redemption Date"), at a price per share equal to $10 plus an amount per share equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon (including Additional Dividends) to the Redemption Date. The holders of the Senior Preferred Stock shall be paid in full in accordance with this Article IV.B(4) prior to any payment made to the holders of the Junior Preferred Stock pursuant to Article IV.C(4) hereof.

                    b. The aggregate amount of the redemption pursuant to
                    Article IV.B(4)(a) is hereinafter referred to as the "Senior Redemption Price."

               5. Redemption Procedure

                    a. A redemption pursuant to Article IV.B(4) shall be accomplished in the manner and with the effect as set forth in this Article IV.B(5)

                    b. Notice of the redemption of Senior Preferred Stock pursuant to Article IV.B(4) shall be given by mail not less than ten (10) days prior to the Redemption Date. If less than all the outstanding Senior Preferred Stock is to be redeemed, the selection of shares for redemption shall be made pro rata and the notice of redemption to a holder shall state the number of shares of Senior Preferred Stock of such holder to be redeemed. The amount of the Senior Redemption Price shall be deposited on or before the Redemption Date in trust for the account of the holders of Senior Preferred Stock entitled thereto with a bank or trust company in good standing doing business in the State of New York and having capital and surplus of at least $100,000,000 (the date of such deposit being hereinafter in this Article IV.B(5) referred to as the "date of deposit").

                    c. Notice of the date on which, and the name and address of the bank or trust company with which, the deposit has been or will be made shall be included in the notice of redemption. On and after the Redemption Date (unless default shall be made by the Corporation in providing money for the payment of the Senior Redemption Price pursuant to the notice of redemption), or if the Corporation shall make such deposit on or before the date specified therefor in the notice of redemption, then on and after the date of deposit (provided notice of redemption has been duly given), all dividends on the Senior Preferred Stock so called for redemption shall cease to accrue and, notwithstanding that any certificate for shares of Senior Preferred Stock is not surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding and all rights of the holders thereof as stockholders of the Corporation with respect to such shares shall cease and terminate, except the right to receive the Senior Redemption Price as hereinafter provided.

                    d. At any time on or after the Redemption Date, or if the Corporation shall deposit the money for such redemption prior to the Redemption Date, then at any time on or after the date of deposit, which time shall be specified by the Corporation in the notice of redemption and which shall not be later than the Redemption Date, the holders of record of the Senior Preferred Stock to be redeemed shall be entitled to receive the Senior Redemption Price upon actual delivery to the bank or trust company with which such deposit shall be made of certificates for the shares to be redeemed, such certificates, if required, to be duly endorsed in blank or accompanied by proper instruments of assignment and transfer duly endorsed in blank. The making of such deposit with any such bank or trust company shall not relieve the Corporation of liability for payment of the Senior Redemption Price.

                    e. Any money so deposited which shall remain unclaimed by the holders of such Senior Preferred Stock at the end of two
                    (2) years after the Redemption Date shall be paid by such bank or trust company to the Corporation, which shall thereafter, to the extent of the money so repaid, be liable for the payment of the Senior Redemption Price. Any interest accrued on money so deposited shall be paid to the Corporation from time to time.

               6. Voting. Except as required by law and except for any voting by the holders of the Senior Preferred Stock as part of a separate class or series pursuant to Article IV.B(7) hereunder or any other provision of the Corporation's Articles of Incorporation, no holder of Senior Preferred Stock, as such holder, shall be entitled to vote on any matter submitted to a vote of stockholders. On any matters on which the holders of the Senior Preferred Stock shall be entitled to vote, they shall be entitled to one vote for each share held.

               7. Other Rights. Without the written consent of the holders of a majority of the outstanding shares of Senior Preferred Stock or the vote of the holders of a majority of the outstanding shares of Senior Preferred Stock at a meeting of the holders of Senior Preferred Stock called for such purpose, the Corporation shall not amend, alter or repeal any provision of the Corporation's Articles of Incorporation so as to adversely affect the rights and preferences of the Senior Preferred Stock; provided, however, that any such amendment that changes the dividend payable on the Senior Preferred Stock shall require the affirmative vote of the holder of each share of Senior Preferred Stock at a meeting of such holders called for such purpose or the written consent of the holder of each share of Senior Preferred Stock; provided, further, that in no event will issuance of any series of Preferred Stock that is on a parity with or junior to the Senior Preferred Stock or has a redemption date earlier than the Senior Preferred Stock be deemed to adversely affect the rights and preferences of the Senior Preferred Stock.

               8. Acknowledgement. Each holder of Senior Preferred Stock, by acceptance thereof, acknowledges and agrees that payments of dividends, interest, premium and principal on, and redemption and repurchase of, such securities by the Corporation are subject to restrictions contained in certain credit and financing agreements of the Corporation.

               9. Definitions

                    The following terms, when used in this Article IV.B, shall have the meanings set forth below:

                    a. As used herein, the amount of dividends "accrued" on any share of Senior Preferred Stock as at any date shall be calculated as the amount of any unpaid dividends accumulated thereon to and including the last preceding Dividend Accrual Date with respect to which dividends have not been paid, whether or not earned or declared.

                    b. "corporation" shall mean a corporation, partnership, business trust, unincorporated organization, association, limited liability company or joint stock company.

                    c. "High Yield Offering" shall mean an issuance by the Company of $75,000,000 in unsecured debt securities with a weighted average maturity of at least five (5) years pursuant to (i) a completed firm commitment public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, or (ii) a completed placement under Rule 144A promulgated under the Securities Act of 1933, as amended.

                    d. "Initial Public Offering" shall mean a completed firm commitment underwritten initial public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (other than (i) a Special Registration Statement or (ii) a registration statement relating to a Unit Offering) in respect of the offer and sale of shares of Common Stock for the account of the Corporation resulting in aggregate net proceeds to the Corporation of not less than $20,000,000.

                    e. "Junior Stock" shall mean any series or class of the capital stock of the Corporation now or hereafter authorized or issued by the Corporation, including any series or class of preferred stock, ranking junior to the Senior Preferred Stock with respect to dividends or distributions or upon the liquidation, distribution of assets, dissolution or winding-up of the Corporation, including without limitation the Junior Preferred Stock, the Class A Common Stock and the Class B Common Stock (except as otherwise provided in
                    Article IV.B(3) hereof).

                    f. "Quarterly Period" shall mean the three (3) month period commencing on the first day of the first month following the Company's failure to unconditionally offer to repurchase 100% of the issued and outstanding Senior Preferred Stock, in the case of an IPO Event, or 50% of the issued and outstanding Senior Preferred Stock, in the case of a High Yield Event, and each subsequent three (3) month period thereafter.

                    g. "person" shall mean an individual, a corporation, partnership, trust, organization, association, government or any department or agency thereof, or any other individual or entity.

                    h. Special Registration Statement" means (i) a registration statement on Forms S-8 or S-4 or any similar or successor form or any other registration statement relating to an exchange offer or an offering of securities solely to the Corporation's employees or security holders or (ii) a registration statement registering a Unit Offering; and

                    i. "Unit Offering" shall mean a completed firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, of a combination of debt and equity securities of the Corporation in which (i) not more than 10% of the gross proceeds received from the sale of such securities is attributed to such equity securities, and (ii) after giving effect to such offering, the Corporation does not have a class of equity securities required to be registered under the Securities Exchange Act of 1934, as amended.

          C.   JUNIOR PREFERRED STOCK

               1. Designation, Number of Shares. The second series of Preferred Stock shall be designated as the 12% Series B Cumulative Stock ("Junior Preferred Stock"), and the number of shares which shall constitute such series shall be 900,000. The par value of the Junior Preferred Stock shall be $.01 per share.

               2. Accrual and Payment of Dividends

                    a. The holders of Junior Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Corporation legally available therefor, cumulative cash dividends at the rate of $1.20 per share per annum.

                         Such dividends shall be payable in annual installments
                    in arrears commencing March 1, 1999 and thereafter on the first day of March (unless such day is not a business day in which event on the last preceding business day) in each such year (hereinafter referred to as a "Dividend Accrual Date"), except that the dividend payment payable on March 1, 1999 shall be calculated from the date of original issuance through March 1, 1999. Each such dividend on Junior Preferred Stock when paid shall be payable to holders of record as they appear on the stock books of the Corporation on the date established by the Board of Directors of the Corporation as the record date for the payment of such dividend (which record date shall not precede the date upon which the resolution fixing such record date is adopted and which record date shall be not more than sixty days prior to such action). If no record date is fixed, the record date for determining holders for such purpose shall be at the close of business on the date on which the Board of Directors adopts the resolution relating to such dividend payment. Dividends with respect to any shares of Junior Preferred Stock shall accrue (whether or not earned or declared) from the date of issue of such shares.

                    b. Such dividends on the Junior Preferred Stock shall be cumulative, whether or not earned or declared, so that if at any time full cumulative dividends at the rate aforesaid on all shares of Junior Preferred Stock then outstanding to the end of the annual dividend period next preceding such time shall not have been paid, the amount of the deficiency shall be paid before any sum shall be set aside for or applied by the Corporation to the purchase, redemption or other acquisition for value of any shares of Junior Stock (either pursuant to any applicable sinking fund requirement or otherwise) or any dividend or other distribution shall be paid or declared and set apart for payment on any Junior Stock (other than a dividend payable in Junior Stock); provided, however, that the holders of the Junior Preferred Stock shall not be entitled to any amount pursuant to this
                    Article IV.C(2)(b) unless the holders of Senior Preferred Stock shall have been paid in full in accordance with
                    Article IV.B(2) hereof and any other series senior to the Junior Preferred Stock with respect to dividends shall have been paid in full in accordance with its terms; provided, further, that the foregoing shall not prohibit the Corporation from repurchasing shares of Junior Stock from a former employee of the Corporation (or a subsidiary of the Corporation) where such repurchase arises from the Corporation's option to repurchase such shares upon termination of such employee's employment with the Corporation (or a subsidiary) pursuant to a written agreement between the Corporation and such employee. Accrued dividends on the Junior Preferred Stock if not paid on the first or any subsequent Dividend Accrual Date following accrual shall thereafter accrue additional dividends in respect thereof (the "Additional Dividends"), compounded annually, at the rate of 12% per annum.

                    c. When dividends are not paid in full upon the Junior Preferred Stock and any other stock ranking on a parity as to dividends with the Junior Preferred Stock, all dividends paid upon shares of Junior Preferred Stock and any other stock ranking on a parity as to dividends with the Junior Preferred Stock shall be paid pro rata so that in all cases the amount of dividends paid per share on the Junior Preferred Stock and such other stock shall bear the same ratio that accrued dividends per share on the shares of Junior Preferred Stock and such other stock bear to each other. Except as provided in the preceding sentence, unless full cumulative dividends on the Junior Preferred Stock have been paid, no dividends shall be declared or paid or set aside for payment upon any other stock of the Corporation ranking on a parity with the Junior Preferred Stock as to dividends.

                    d. An annual dividend period shall commence on the day following a Dividend Accrual Date and shall end on the next succeeding Dividend Accrual Date.

               3. Preference on Liquidation

                    a. Except as otherwise provided in Article IV.B(3)(a) hereof, in the event that the Corporation shall be liquidated, dissolved or wound up, whether voluntarily or involuntarily, after all creditors of the Corporation shall have been paid in full, the holders of the Junior Preferred Stock shall be entitled to receive, out of the assets of the Corporation legally available for distribution to its stockholders, whether from capital, surplus or earnings, before any amount shall be paid to the holders of any shares of Junior Stock, an amount equal to $10 in cash per share plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon (including Additional Dividends) to the date of final distribution, and no more; provided, however, that the holders of the Junior Preferred Stock shall not be entitled to any amount pursuant to this Article IV.C(3) unless the holders of Senior Preferred Stock shall have been paid in full in accordance with Article IV.B(3) hereof and any other series senior to the Junior Preferred Stock upon the liquidation, distribution of assets, dissolution or winding-up of the Corporation shall have been paid in full in accordance with its terms. If upon any liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be insufficient to pay the holders of all outstanding shares of Junior Preferred Stock and of any shares of stock ranking on a parity with the Junior Preferred Stock the full amounts to which they respectively shall be entitled, such assets, or the proceeds thereof, shall be distributed ratably among the holders of the Junior Preferred Stock and of any shares of stock ranking on a parity with the Junior Preferred Stock. Holders of Junior Preferred Stock shall not be entitled, upon the liquidation, dissolution or winding up of the Corporation, to receive any amounts with respect to such stock other than the amounts referred to in this Article IV.C(3)(a).

                    b. Neither the purchase nor redemption by the Corporation of shares of any class of stock in any manner permitted by the Articles of Incorporation or any amendment thereof, nor the merger or consolidation of the Corporation with or into any other corporation or corporations, nor a sale, transfer or lease of all or substantially all of the Corporation's assets shall be deemed to be a liquidation, dissolution or winding up of the Corporation for the purposes of this
                    Article IV.C(3); provided, however, that any consolidation or merger of the Corporation in which the Corporation is not the surviving entity shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Article IV.C(3) if, (A) in connection therewith, the holders of Common Stock of the Corporation receive as consideration, whether in whole or in part, for such Common Stock (1) cash, (2) notes, debentures or other evidences of indebtedness or obligations to pay cash or (3) preferred stock of the surviving entity (whether or not the surviving entity is the Corporation) which ranks on a parity with or senior to the preferred stock received by holders of the Junior Preferred Stock with respect to liquidation or dividends or (B) the holders of the Junior Preferred Stock do not receive preferred stock of the surviving entity with rights, powers and preferences equal to (or more favorable to the holders than) the rights, powers and preferences of the Junior Preferred Stock.

               4. Redemption.

                    a. Mandatory Redemption. All outstanding shares of the Junior Preferred Stock shall be redeemed from funds legally available therefor on the Redemption Date, at a price per share equal to $10 plus an amount per share equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon (including Additional Dividends) to the Redemption Date; provided, however, that the holders of the Junior Preferred Stock shall not be entitled to any amount pursuant to this Article IV.C(4) unless the holders of the Senior Preferred Stock shall have been paid in full in accordance with Article IV.B(4) hereof.

                    b. The aggregate amount of the redemption pursuant to
                    Article IV.C(4)(a) is hereinafter referred to as the "Junior Redemption Price" with respect to such redemption.

               5. Redemption Procedure

                    a. A redemption pursuant to Article IV.C(4) shall be accomplished in the manner and with the effect as set forth in this Article IV.C(5).

                    b. Notice of the redemption of Junior Preferred Stock pursuant to Article IV.C(4) shall be given by mail not less than ten (10) days prior to the Redemption Date. If less than all the outstanding Junior Preferred Stock is to be redeemed, the selection of shares for redemption shall be made pro rata and the notice of redemption to a holder shall state the number of shares of Junior Preferred Stock of such holder to be redeemed. The amount of the Junior Redemption Price shall be deposited on or before the Redemption Date in trust for the account of the holders of Junior Preferred Stock entitled thereto with a bank or trust company in good standing doing business in the State of New York and having capital and surplus of at least $100,000,000 (the date of such deposit being hereinafter in this Article IV.C(5) referred to as the "date of deposit").

                    c. Notice of the date on which, and the name and address of the bank or trust company with which, the deposit has been or will be made shall be included in the notice of redemption. On and after the Redemption Date (unless default shall be made by the Corporation in providing money for the payment of the Junior Redemption Price pursuant to the notice of redemption), or if the Corporation shall make such deposit on or before the date specified therefor in the notice of redemption, then on and after the date of deposit (provided notice of redemption has been duly given), all dividends on the Junior Preferred Stock so called for redemption shall cease to accrue and, notwithstanding that any certificate for shares of Junior Preferred Stock is not surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding and all rights of the holders thereof as stockholders of the Corporation with respect to such shares shall cease and terminate, except the right to receive the Junior Redemption Price as hereinafter provided.

                    d. At any time on or after the Redemption Date, or if the Corporation shall deposit the money for such redemption prior to the Redemption Date, then at any time on or after the date of deposit, which time shall be specified by the Corporation in the notice of redemption and which shall not be later than the Redemption Date, the holders of record of the Junior Preferred Stock to be redeemed shall be entitled to receive the Junior Redemption Price upon actual delivery to the bank or trust company with which such deposit shall be made of certificates for the shares to be redeemed, such certificates, if required, to be duly endorsed in blank or accompanied by proper instruments of assignment and transfer duly endorsed in blank. The making of such deposit with any such bank or trust company shall not relieve the Corporation of liability for payment of the Junior Redemption Price.

                    e. Any money so deposited which shall remain unclaimed by the holders of such Junior Preferred Stock at the end of two
                    (2) years after the Redemption Date shall be paid by such bank or trust company to the Corporation, which shall thereafter, to the extent of the money so repaid, be liable for the payment of the Junior Redemption Price. Any interest accrued on money so deposited shall be paid to the Corporation from time to time.

               6. Voting. Except as required by law and except for any voting by the holders of the Junior Preferred Stock as part of a separate class or series pursuant to Article IV.C(7) hereunder or any other provision of the Corporation's Articles of Incorporation, no holder of Junior Preferred Stock, as such holder, shall be entitled to vote on any matter submitted to a vote of stockholders. On any matters on which the holders of the Junior Preferred Stock shall be entitled to vote, they shall be entitled to one vote for each share held.

               7. Other Rights. Without the written consent of the holders of all of the outstanding shares of Junior Preferred Stock or the vote of the holders of all of the outstanding shares of Junior Preferred Stock at a meeting of the holders of Junior Preferred Stock called for such purpose, the Corporation shall not amend, alter or repeal any provision of the Corporation's Articles of Incorporation so as to adversely affect the rights and preferences of the Junior Preferred Stock including any change to the dividend payable on the Junior Preferred Stock; provided, further, that in no event will the issuance of any series of Preferred Stock that is senior to, on a parity with or junior to the Junior Preferred Stock or has a redemption date earlier than the Junior Preferred Stock be deemed to adversely affect the rights and preferences of the Junior Preferred Stock.

               8. Acknowledgement. Each holder of Junior Preferred Stock, by acceptance thereof, acknowledges and agrees that payments of dividends, interest, premium and principal on, and redemption and repurchase of, such securities by the Corporation are subject to restrictions contained in certain credit and financing agreements of the Corporation.

               9. Definitions

                    The following terms, when used in this Article IV.C, shall have the meanings set forth below:

                    a. As used herein, the amount of dividends "accrued" on any share of Junior Preferred Stock as at any date shall be calculated as the amount of any unpaid dividends accumulated thereon to and including the last preceding Dividend Accrual Date with respect to which dividends have not been paid, whether or not earned or declared.

                    b. "corporation" shall mean a corporation, partnership, business trust, unincorporated organization, association, limited liability company or joint stock company.

                    c. "Junior Stock" shall mean any series or class of the capital stock of the Corporation now or hereafter authorized or issued by the Corporation, including any series or class of preferred stock, ranking junior to the Junior Preferred Stock with respect to dividends or distributions or upon the liquidation, distribution of assets, dissolution or winding-up of the Corporation, including without limitation the Class A Common Stock and the Class B Common Stock (except as otherwise provided in Article IV.B(3) hereof).

                    d. "person" shall mean an individual, a corporation, partnership, trust, organization, association, government or any department or agency thereof, or any other individual or entity.

          D.   CLASS A AND CLASS B COMMON STOCK

          Except as otherwise provided herein, all shares of Class A Common Stock and Class B Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges.

               1. Dividends. Holders of Common Stock shall be entitled to receive ratably such dividends as may be declared by the Board of Directors; provided that if dividends are declared which are payable in shares of Class A Common Stock or Class B Common Stock, dividends shall be declared which are payable at the same rate on each class of Common Stock and the dividends payable in shares of Class A Common Stock shall be payable to holders of Class A Common Stock and the dividends payable in shares of Class B Common Stock shall be payable to holders of Class B Common Stock.

               2. Conversion. Each record holder of Class A Common Stock shall be entitled to convert any or all of such holder's Class A Common Stock into the same number of shares of Class B Common Stock and each record holder of Class B Common Stock shall be entitled to convert any or all of the shares of such holder's Class B Common Stock into the same number of shares of Class A Common Stock; provided, however, that at the time of conversion of shares of Class B Common Stock into shares of Class A Common Stock such holder would be permitted, pursuant to applicable law, to hold the total number of shares of Class A Common Stock which he would hold after giving effect to such conversion; and provided, further, that the determination of a holder of Common Stock that it is permitted under applicable law to convert shares of Class B Common Stock into shares of Class A Common Stock pursuant to this Article IV 4.D(2) shall be final and binding upon the Company.

                    Each conversion of shares of one class of Common Stock into shares of another class of Common Stock shall be effected by the surrender of the certificate or certificates representing the shares to be converted at the principal office of the Corporation at any time during normal business hours, together with a written notice by the holder of such shares stating the number of shares that any such holder desires to convert into the other class of Common Stock. Such conversion shall be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered and such notice has been received by the Corporation, and at such time the rights of any such holder with respect to the converted class of Common Stock shall cease and the person or persons in whose name or names the certificate or certificates for shares of the other class of Common Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of such other class of Common Stock represented thereby.

                    Promptly after such surrender and the receipt by the
               Corporation of the written notice from the holder hereinbefore referred to, the Corporation shall issue and deliver in accordance with the surrendering holder's instructions the certificate or certificates for the other class of Common Stock issuable upon such conversion and a certificate representing any shares of Common Stock which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted. The issuance of certificates for the other class of Common Stock upon conversion shall be made without charge to the holder or holders of such shares for any issuance tax (except stock transfer taxes) in respect thereof or other cost incurred by the Corporation in connection with such conversion.

               3. Transfers. The Corporation shall not close its books against the transfer of any share of Common Stock, or of any share of Common Stock issued or issuable upon conversion of shares of the other class of Common Stock, in any manner that would interfere with the timely conversion of such shares of Common Stock.

               4. Subdivision and Combinations of Shares. If the Corporation in any manner subdivides or combines the outstanding shares of any class of

               Common Stock, the outstanding shares of the other class of Common Stock shall be proportionately subdivided or combined.

               5. Reservation of Shares for Conversion. So long as any shares of any class of Common Stock are outstanding, the Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock and Class B Common Stock, the number of shares sufficient for issuance upon conversion.

               6. Distribution of Assets. Except as otherwise provided in
               Article IV.B(3)(a) hereof, in the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation (a "Distribution Event"), holders of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders after all amounts to which the holders of Preferred Stock are entitled have been paid or set aside in cash for payment.

               7. Voting Rights. The holders of Class A Common Stock shall have the general right to vote for all purposes, including the election of directors, as provided by law. Each holder of Class A Common Stock shall be entitled to one vote for each share thereof held. Except as otherwise required by law, the holders of Class B Common Stock shall have no voting rights.

               8. Merger, etc. In connection with any merger, consolidation, or recapitalization in which holders of Class A Common Stock generally receive, or are given the opportunity to receive, consideration for their shares (a) all holders of Class B Common Stock shall be given the opportunity to receive the same form of consideration for their shares as is received by holders of Class A Common Stock and (b) holders of Class B Common Stock shall be entitled to receive the same amount of consideration per share as received by holders of Class A Common Stock.

          ARTICLE V. Bylaws. The board of directors of the Corporation is authorized to adopt, amend or repeal the bylaws of the Corporation, except as otherwise specifically provided therein.

          ARTICLE VI. Elections of Directors. Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

          ARTICLE VII. Right to Amend. The Corporation reserves the right to amend any provision contained in these Articles of Incorporation as the same may from time to time be in effect in the manner now or hereafter prescribed by law, and all rights conferred on stockholders or others hereunder are subject to such reservation.

          ARTICLE VIII. Limitation on Liability. A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for any action taken or failure to take any action as a director, except liability for any of the following:

               a. the amount of a financial benefit received by a director to which he or she is not entitled;

               b. intentional infliction of harm on the Corporation or its shareholders;

               c. a violation of Section 551 of the Act; or

               d. an intentional criminal act.

          Any repeal, amendment or other modification of this Article shall not increase the liability or alleged liability of any director of the corporation then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts. If the Act is subsequently amended to authorize corporate action further eliminating or limiting personal liability of directors, then the liability of directors shall be eliminated or limited to the fullest extent permitted by the Act as so amended.

          ARTICLE IX. Actions by Written Consent of Shareholders. Any action required or permitted to be taken at an annual or special meeting of the shareholders of the Company may be taken without a meeting, without prior notice, and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares of the Company having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted.

          ARTICLE X. Preemptive Rights. No holder of any shares of any class or series of capital stock of the Corporation shall have preemptive rights, except that holders of Common Stock may have preemptive rights as provided in a written agreement between the Corporation and such holder.

          These Restated Articles of Incorporation were duly adopted by the
Shareholders of the Corporation on the      day of March 1998, in accordance
                                       ----
with the provisions of Section 642 of the Act.


                                        ----------------------------------------
                                        John H. Steward, II
                                        President

                           CERTIFICATE OF DESIGNATION
                     OF 12% SERIES C JUNIOR PREFERRED STOCK
                                       OF
                        FABRI-STEEL PRODUCTS INCORPORATED

          Fabri-Steel Products Incorporated, a Michigan corporation (hereinafter called the "Corporation"), pursuant to the provisions of Section 450.1302 of the Business Corporation Act of the State of Michigan, does hereby make this Certificate of Designation under the corporate seal of the Corporation and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Restated Articles of Incorporation of the Corporation, dated March 25, 1998 (the "Articles of Incorporation"), the Board of Directors has duly adopted the following resolutions:

          RESOLVED, that, pursuant to Article IV of the Articles of Incorporation (which authorizes 5,000,000 shares of Preferred Stock, $.01 par value per share, of which 1,810,000 shares are presently issued and outstanding), the Board of Directors hereby fixes the designations and preferences and relative, participating optional and other special rights and qualifications, limitations and restrictions of a series of Preferred Stock consisting of 950,000 shares to be designated 12% Series C Junior Preferred Stock.

12% SERIES C JUNIOR PREFERRED STOCK
-----------------------------------

          RESOLVED, that each share of the 12% Series C Junior Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

               1. Designation, Number of Shares. The third series of Preferred Stock shall be designated as the 12% Series C Cumulative Junior Preferred Stock ("Series C Junior Preferred Stock"), and the number of shares which shall constitute such series shall be 950,000. The par value of the Series C Junior Preferred Stock shall be $.01 per share.

               2.   Accrual and Paynrnt of Dividends

                    a. The holders of Series C Junior Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Corporation legally available therefor, cumulative cash dividends at the rate of $1.20 per share per annum.

                         Such dividends shall be payable in annual installments
                    in arrears commencing March 1, 1999 and thereafter on the first day of March (unless such day is not a business day in which event on the last preceding business day) in each such year (hereinafter referred to as a "Dividend Accrual Date"), except that the dividend payment payable on March 1, 1999 shall be calculated from the date of original issuance through March 1, 1999. Each such dividend on Series C Junior Preferred Stock when paid shall be payable to holders of record as they appear on the stock books of the Corporation on the date established by the Board of Directors of the Corporation as the record date for the payment of such dividend (which record date shall not precede the date upon which the resolution fixing such record date is adopted and which record date shall be not more than sixty days prior to such action). If no record date is fixed, the record date for determining holders for such purpose shall be at the close of business on the date on which the Board of Directors adopts the resolution relating to such dividend payment. Dividends with respect to any shares of Series C Junior Preferred Stock shall accrue (whether or not earned or declared) from the date of issue of such shares.

                    b. Such dividends on the Series C Junior Preferred Stock shall be cumulative, whether or not earned or declared so that if at any time full cumulative dividends at the rate aforesaid on all shares of Series C Junior Preferred Stock then outstanding to the end of the annual dividend period next preceding such time shall not have been paid, the amount of the deficiency shall be paid before any sum shall be set aside for or applied by the Corporation to the purchase, redemption or other acquisition for value of any shares of Junior Stock (either pursuant to any applicable sinking fund requirement or otherwise) or any dividend or other distribution shall be paid or declared and set apart for payment on any Junior Stock (other than a dividend payable in Junior Stock); provided, however, that the holders of the Series C Junior Preferred Stock shall not be entitled to any amount pursuant to this Section (2)(b) unless the holders of the Corporation's 8% Series A Cumulative Senior Preferred Stock ("Senior Preferred Stock") shall have been paid in full in accordance with Article IV.B(2) of the Articles of Incorporation and any other series senior to the Series C Junior Preferred Stock with respect to dividends shall have been paid in full in accordance with its terms; provided, further, that the foregoing shall not prohibit the Corporation from repurchasing shares of Junior Stock from a former employee of the Corporation (or a subsidiary of the Corporation) where such repurchase arises from the Corporation's option to repurchase such shares upon termination of such employee's employment with the Corporation (or a subsidiary) pursuant to a written agreement between the Corporation and such employee. Accrued dividends on the Junior Preferred Stock if not paid on the first or any subsequent Dividend Accrual Date following accrual shall thereafter accrue additional dividends in respect thereof (the "Additional Dividends"), compounded annually, at the rate of 12% per annum.

                    c. The right to receive dividends on the Series C Junior Preferred Stock shall rank on parity with that of the Corporation's 12% Series B Cumulative Junior Preferred Stock ("Series B Junior Preferred Stock"). When dividends are not paid in full upon the Series C Junior Preferred Stock and any other stock ranking on a parity as to dividends with the Series C Junior Preferred Stock, all dividends paid upon shares of Series C Junior Preferred Stock and any other stock ranking on a parity as to dividends with the Series C Junior Preferred Stock shall be paid pro rata so that in all cases the amount of dividends paid per share on the Series C Junior Preferred Stock and such other stock shall bear the same ratio that accrued dividends per share on the shares of Series C Junior Preferred Stock and such other stock bear to each other. Except as provided in the preceding sentence, unless full cumulative dividends on the Series C Junior Preferred Stock have been paid, no dividends shall be declared or paid or set aside for payment upon any other stock of the Corporation ranking on a parity with the Series C Junior Preferred Stock as to dividends.

                    d. An annual dividend period shall commence on the day following a Dividend Accrual Date and shall end on the next succeeding Dividend Accrual Date.

               3.   Preference on Liquidation

                    a. Except as otherwise provided in Article IV.B(3)(a) of the Articles of Incorporation, in the event that the Corporation shall be liquidated, dissolved or wound up, whether voluntarily or involuntarily, after all creditors of the Corporation shall have been paid in full, the holders of the Series C Junior Preferred Stock shall be entitled to receive, out of the assets of the Corporation legally available for distribution to its stockholders, whether from capital, surplus or earnings, before any amount shall be paid to the holders of any shares of Junior Stock, an amount equal to $10 in cash per share plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon (including Additional Dividends) to the date of final distribution, and no more; provided, however, that the holders of the Series C Junior Preferred Stock shall not be entitled to any amount pursuant to this Section (3) unless the holders of Senior Preferred Stock shall have been paid in full in accordance with Article IV.B(3) of the Articles of Incorporation and any other series senior to the Series C Junior Preferred Stock upon the liquidation, distribution of assets, dissolution or winding-up of the Corporation shall have been paid in full in accordance with its terms. Series C Junior Preferred Stock shall rank on parity with the Series B Junior Preferred Stock with respect to receiving any amount as a result of a liquidation, distribution of assets, dissolution or winding up of the Corporation. If upon any liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be insufficient to pay the holders of all outstanding shares of Series C Junior Preferred Stock and of any shares of stock ranking on a parity with the Series C Junior Preferred Stock the full amounts to which they respectively shall be entitled, such assets, or the proceeds thereof, shall be distributed ratably among the holders of the Series C Junior Preferred Stock and of any shares of stock ranking on a parity with the Series C Junior Preferred Stock. Holders of Series C Junior Preferred Stock shall not be entitled, upon the liquidation, dissolution or winding up of the Corporation, to receive any amounts with respect to such stock other than the amounts referred to in this Section
                    (3)(a).

                    b. Neither the purchase nor redemption by the Corporation of shares of any class of stock in any manner permitted by the Articles of Incorporation or any amendment thereof, nor the merger or consolidation of the Corporation with or into any other corporation or corporations, nor a sale, transfer or lease of all or substantially all of the Corporation's assets shall be deemed to be a liquidation, dissolution or winding up of the Corporation for the purposes of this Section (3); provided, however, that any consolidation or merger of the Corporation in which the Corporation is not the surviving entity shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section (3) if, (A) in connection therewith, the holders of Common Stock of the Corporation receive as consideration, whether in whole or in part, for such Common Stock (1) cash, (2) notes, debentures or other evidences of indebtedness or obligations to pay cash or (3) preferred stock of the surviving entity (whether or not the surviving entity is the Corporation) which ranks on a parity with or senior to the preferred stock received by holders of the Series C Junior Preferred Stock with respect to liquidation or dividends or (B) the holders of the Series C Junior Preferred Stock do not receive preferred stock of the surviving entity with rights, powers and preferences equal to (or more favorable to the holders than) the rights, powers and preferences of the Series C Junior Preferred Stock.

               4.   Redemption

                    a. Mandatory Redemption. All outstanding shares of the Series C Junior Preferred Stock shall be redeemed from funds legally available therefor on March 1, 2018 (the "Mandatory Redemption Date"), at a price per share equal to $10 plus an amount per share equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon (including Additional Dividends) to the Mandatory Redemption Date; provided, however, that the holders of the Series C Junior Preferred Stock shall not be entitled to any amount pursuant to this Section (4)(a) unless the holders of the Senior Preferred Stock shall have been paid in full in accordance with Article IV.B(4) of the

                    Articles of Incorporation; provided, further, that the rights of the holders of the Series C Junior Preferred Stock to receive amounts pursuant to this Section (4)(a) shall rank on parity with that of the Series B Junior Preferred Stock.

                    b. Optional Redemption. The Series C Junior Preferred Stock may be redeemed from funds legally available therefor, in whole or in part, at the election of the Corporation, expressed by resolution of the Board of Directors, at any time and from time to time at a price per share equal to $10 plus an amount per share equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon (including Additional Dividends as defined in the Articles of Incorporation) to the date of redemption (the "Optional Redemption Date).

                    c. The aggregate amount of the redemption pursuant to Section (4)(a) for a Mandatory Redemption or Section (4)(b) for an Optional Redemption is hereinafter referred to as the "Series C Junior Redemption Price" with respect to such redemption. As used herein, "Mandatory Redemption Date" and "Optional Redemption Date" shall hereinafter sometimes be referred to as the "Redemption Date".

               5.   Redemption Procedure

                    a. A redemption pursuant to Section (4) shall be accomplished in the manner and with the effect as set forth in this Section (5).

                    b. Notice of the redemption of Series C Junior Preferred Stock pursuant to Section (4) shall be given by mail not less than ten (10) days prior to the applicable Redemption Date. If less than all the outstanding Series C Junior Preferred Stock is to be redeemed, the selection of shares for redemption shall be made pro rata and the notice of redemption to a holder shall state the number of shares of Series C Junior Preferred Stock of such holder to be redeemed. The amount of the Series C Junior Redemption Price shall be deposited on or before the Redemption Date in trust for the account of the holders of Series C Junior Preferred Stock entitled thereto with a bank or trust company in good standing doing business in the State of New York and having capital and surplus of at least $100,000,000 (the date of such deposit being hereinafter in this Section (5) referred to as the "date of deposit").

                    c. Notice of the date on which, and the name and address of the bank or trust company with which, the deposit has been or will be made shall be included in the notice of redemption. On and after the applicable Redemption Date (unless default shall be made by the Corporation in providing money for the payment of the

                    Series C Junior Redemption Price pursuant to the notice of redemption), or if the Corporation shall make such deposit on or before the date specified therefor in the notice of redemption, then on and after the date of deposit (provided notice of redemption has been duly given), all dividends on the Series C Junior Preferred Stock so called for redemption shall cease to accrue and, notwithstanding that any certificate for shares of Series C Junior Preferred Stock is not surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding and all rights of the holders thereof as stockholders of the Corporation with respect to such shares shall cease and terminate, except the right to receive the Series C Junior Redemption Price as hereinafter provided.

                    d. At any time on or after the applicable Redemption Date, or if the Corporation shall deposit the money for such redemption prior to the applicable Redemption Date, then at any time on or after the date of deposit, which time shall be specified by the Corporation in the notice of redemption and which shall not be later than the applicable Redemption Date, the holders of record of the Series C Junior Preferred Stock to be redeemed shall be entitled to receive the Series C Junior Redemption Price upon actual delivery to the bank or trust company with which such deposit shall be made of certificates for the shares to be redeemed, such certificates, if required, to be duly endorsed in blank or accompanied by proper instruments of assignment and transfer duly endorsed in blank. The making of such deposit with any such bank or trust company shall not relieve the Corporation of liability for payment of the Series C Junior Redemption Price.

                    e. Any money so deposited which shall remain unclaimed by the holders of such Series C Junior Preferred Stock at the end of two (2) years after the applicable Redemption Date shall be paid by such bank or trust company to the Corporation, which shall thereafter, to the extent of the money so repaid, be liable for the payment of the Series C Junior Redemption Price. Any interest accrued on money so deposited shall be paid to the Corporation from time to time.

               6. Voting. Except as required by law and except for any voting by the holders of the Series C Junior Preferred Stock as part of a separate class or series pursuant to Section (7) hereunder or any other provision of the Corporation's Articles of Incorporation, no holder of Series C Junior Preferred Stock, as such holder, shall be entitled to vote on any matter submitted to a vote of stockholders. On any matters on which the holders of the Series C Junior Preferred Stock shall be entitled to vote, they shall be entitled to one vote for each share held.

               7. Other Rights. Without the written consent of the holders of all of the outstanding shares of Series C Junior Preferred Stock or the vote of the holders of all of the outstanding shares of Series C Junior Preferred Stock at a meeting of the holders of Series C Junior Preferred Stock called for such purpose, the Corporation shall not amend, alter or repeal any provision of the Corporation's Articles of Incorporation so as to adversely affect the rights and preferences of the Series C Junior Preferred Stock including any change to the dividend payable on the Series C Junior Preferred Stock; provided, further, that in no event will the issuance of any series of Preferred Stock that is senior to, on a parity with or junior to the Series C Junior Preferred Stock or has a redemption date earlier than the Series C Junior Preferred Stock be deemed to adversely affect the rights and preferences of the Series C Junior Preferred Stock.

               8. Acknowledgement. Each bolder of Series C Junior Preferred Stock, by acceptance thereof, acknowledges and agrees that payments of dividends interest, premium and principal on, and redemption and repurchase of, such securities by the Corporation are subject to restrictions contained in certain credit and financing agreements of the Corporation.

               9.   Definitions

                    The following terms, when used in this Section A, shall have the meanings set forth below:

                    a. As used herein, the amount of dividends "accrued" on any share of Series C Junior Preferred Stock as at any date shall be calculated as the amount of any unpaid dividends accumulated thereon to and including the last preceding Dividend Accrual Date with respect to which dividends have not been paid, whether or not earned or declared.

                    b. "corporation" shall mean a corporation, partnership, business trust, unincorporated organization, association, limited liability company or joint stock company.

                    c. "Junior Stock" shall mean any series or class of the capital stock of the Corporation now or hereafter authorized or issued by the Corporation, including any series or class of preferred stock, ranking junior to the Series C Junior Preferred Stock with respect to dividends or distributions or upon the liquidation, distribution of assets, dissolution or winding-up of the Corporation, including without limitation the Class A Common Stock of the Corporation, par value $.0l per share and the Class B Common Stock of the Corporation, par value $.01 per share (except as otherwise provided in Article IV.B(3) of the Articles of incorporation).

                    d. "person" shall mean an individual, a corporation, partnership, trust, organization, association, government or any department or agency thereof, or any other individual or entity.

          IN WITNESS WHEREOF, Fabri-Steel Products Incorporated has caused this Certificate of Designation to be signed by its President, and attested by its Secretary, this ______ day of June, 1998.

ATTEST:                                 FABRI-STEEL PRODUCTS
                                        INCORPORATED


---------------------                   ----------------------------------------
Secretary                               Senior Vice President and
                                        Chief Financial Officer

                     DOMESTIC CORPORATION INFORMATION UPDATE
                            (formerly Annual Report)

                                      1998

--------------------------------------------------------------------------------
1.   Corporate Name                                   2.   IDENTIFICATION NUMBER

          FABRI-STEEL PRODUCTS, INCORPORATED                     172136
--------------------------------------------------------------------------------
3.   Resident Agent

          LESLIE A. GARVIE
--------------------------------------------------------------------------------
4a.  Registered Office Address in Michigan - No.,
     Street, City, Zip

          22900 W. EIGHT MILE RD.
          SOUTHFIELD, MI 48034
--------------------------------------------------------------------------------
4b.  Mailing address of registered office if
     different than item 4a.

          22900 W. EIGHT MILE RD.
          SOUTHFIELD, MI 48034
--------------------------------------------------------------------------------
5.   Describe the general nature and kind of
     business in which the corporation is engaged:

          MANUFACTURER OF FASTENERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6.                    NAME                    BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
       If        President               REX A. OGG
   different                             22900 WEST EIGHT MILE ROAD, SOUTHFIELD,
      than                               MICHIGAN 48034
   President     ---------------------------------------------------------------
                 Vice President          MARK J. MACGUIDWIN
                                         22900 WEST EIGHT MILE ROAD, SOUTHFIELD,
                                         MICHIGAN 48034
                 ---------------------------------------------------------------
                 Secretary               LESLIE A. GARVIE
                                         22900 WEST EIGHT MILE ROAD, SOUTHFIELD,
                                         MICHIGAN 48034
                 ---------------------------------------------------------------
                 Treasurer
                 ---------------------------------------------------------------
                 Director                CHARLES E. CORPENING
                                         22900 WEST EIGHT MILE ROAD, SOUTHFIELD,
                                         MICHIGAN 48034
                 ---------------------------------------------------------------
                 Director                MICHAEL DELANEY
                                         22900 WEST EIGHT MILE ROAD, SOUTHFIELD,
                                         MICHIGAN 48034
       If        ---------------------------------------------------------------
   different     Director                RICHARD PURICELLI
      than                               22900 WEST EIGHT MILE ROAD, SOUTHFIELD,
    Officers                             MICHIGAN 48034
--------------------------------------------------------------------------------
The corporation states that the address of its registered office and the address of the business office of its resident agent are identical. Any changes were authorized by resolution duly adopted by its board of directors.
--------------------------------------------------------------------------------
If space is insufficient, you may include additional pages. PLEASE DO NOT STAPLE ADDITIONAL PAGES TO THIS REPORT. Enclosed $15.00 made payable to the State of Michigan. This report must be filed on or before May 15
--------------------------------------------------------------------------------
7.   Signature of an authorized officer  Title                      Date
     or agent of the corporation            Vice President & CEO       05/15/98
--------------------------------------------------------------------------------

Required by Section 911, Act 284, Public Acts of 1972, as amended. Failure to file this report may result in the dissolution of the corporation.

THE OFFICE IS LOCATED AT:      MAIL TO:

   6546 Mercantile Way              Michigan Department of Consumer and Industry
   Lansing, MI 48910                Services Corporation, Securities and
   (517) 334-6300                   Land Development Bureau
                                    P.O. Box 30057
                                    Lansing, MI 48909-7557

             1998 INFORMATION UPDATE - LIST OF ADDITIONAL DIRECTORS


NAME OF CORPORATION
                   -------------------------------------------------------------
                                                                 CID# 172136
---------------------------------------------------------------      -----------


NAME AND ADDRESS:

SALLIE F. SNYDER
22900 WEST EIGHT MILE ROAD, SOUTHFIELD, MICHIGAN 48034
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                                     - 18 -

--------------------------------------------------------------------------------
       MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
Date Received

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Name
                  Ann J. Williams, Sr. Customer Specialist
Address           CT Corporation System
                  1635 Market Street
City              Philadelphia, PA 19103
--------------------------------------------------------------------------------
Document will be returned to the name and address you enter above
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              CERTIFICATE OF MERGER
              For use by Parent and Subsidiary Profit Corporations
           (Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972, the undersigned corporation executes the following Certificate:

--------------------------------------------------------------------------------
1.   a.   The name of each constituent corporation and its identification number is:
              __________________________________________________________

              __________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     b.   The name of the surviving corporation and its identification number is:
              __________________________________________________________

              __________________________________________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     c.   For each subsidiary corporation, state:

                               Number of outstanding   Number of shares owned by
Name of corporation            shares in each class    the parent corporation in
                                                       each class

Kean Acquisition Corporation   100 - Common Stock      100 - Common Stock

____________________________   _____________________   _________________________

____________________________   _____________________   _________________________

____________________________   _____________________   _________________________

____________________________   _____________________   _________________________

____________________________   _____________________   _________________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     d. The manner and basis of converting the shares of each constituent corporation is as follows:

               At the Effective Time, each then issued and outstanding share, and each share held in the treasury, of the capital stock of Kean Acquisition Corporation shall be canceled. No shares or other securities or other obligations of Fabri-Steel Products Incorporated or any other corporation shall be issued in consideration for the cancellation of the shares of Kean Acquisition Corporation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     e. The amendments to the Articles of Incorporation of the surviving corporation to be effected by the merger are as follows:

               None


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     f.   Other provisions with respect to the merger are as follows:

               At the Effective Time, the Articles of Incorporation of the surviving corporation shall be the Articles of Incorporation of Fabri-Steel Products Incorporated until thereafter amended as provided therein and by applicable law.

               At the Effective Time, the directors and officers of the surviving corporation shall be the directors and officers of Fabri-Steel Products Incorporated.

               At the Effective Time, the Bylaws of the surviving corporation shall be the bylaws of Fabri-Steel Products Incorporated until thereafter amended as provided therein and by law.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2.   (Complete for any foreign corporation only)

     This merger is permitted by the laws of the State of     Delaware      ,the
                                                         -------------------
     jurisdiction under which          Kean Acquisition Corporation
                             ---------------------------------------------------
                                         (name of foreign corporation)

     is formed and the plan of merger was adopted and approved by such corporation pursuant to and in accordance with the laws of that jurisdiction.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. (Complete only if an effective date is desired other than the date of filing)

     The merger shall be effective on the ________ day of______________________, 19__________.

--------------------------------------------------------------------------------


                    Signed this 30/th/day of September, 1998

                                 Fabri-Steel Products Incorporated
                    ------------------------------------------------------------
                                   (Name of parent corporation)

                    By__________________________________________________________
                           (??? of President, Vice-President, Chairperson,
                                      or Vice-Chairperson)

                                      Rex A. Ogg, PresidentU
                    ------------------------------------------------------------
                                  (Type or Print Name and Title)

                           CERTIFICATE OF DESIGNATION
                      OF 8% SERIES D SENIOR PREFERRED STOCK
                                       OF
                        FABRI-STEEL PRODUCTS INCORPORATED

          Fabri-Steel Products Incorporated, a Michigan corporation (hereinafter called the "Corporation"), pursuant to the provisions of Section 450.1302 of the Business Corporation Act of the State of Michigan, does hereby make this Certificate of Designation under the corporate seal of the Corporation and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Restated Articles of Incorporation of the Corporation, dated March 25, 1998 (the "Articles of Incorporation"), the Board of Directors has duly adopted the following resolutions:

          RESOLVED, that, pursuant to Article IV of the Articles of Incorporation (which authorizes 5,000,000 shares of Preferred Stock, $.01 par value per share, of which 2,369,897 shares are presently issued and outstanding), the Board of Directors hereby fixes the designations and preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of a series of Preferred Stock consisting of 850,000 shares to be designated 8% Series D Cumulative Senior Preferred Stock.

8% SERIES D CUMULATIVE SENIOR PREFERRED STOCK

          RESOLVED, that each share of the 8% Series D Cumulative Senior Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

               1. Designation, Number of Shares. The fourth series of Preferred Stock shall be designated as the 8% Series D Cumulative Senior Preferred Stock ("Series D Senior Preferred Stock"), and the number of shares which shall constitute such series shall be 850,000. The par value of the Series D Senior Preferred Stock shall be $.01 per share.

               2.   Accrual and Payment of Dividends

                    a. The holders of Series D Senior Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Corporation legally available therefor, cumulative cash dividends at the rate of $8.00 per share per annum; provided, that such holders shall not be entitled to receive, and the Series D Senior Preferred Stock shall not accrue, dividends until after April 1, 2001.

                         Such dividends shall be payable in annual installments
                    in arrears commencing March 1, 2002 and thereafter on the first day of March (unless such day is not a business day in which event on the last preceding business day) in each such year (hereinafter referred to as a "Dividend Accrual Date"), except that the dividend payment payable on March 1, 2002 shall be calculated from April 1, 2001 through March 1, 2002. Each such dividend on Series D Senior Preferred Stock when paid shall be payable to holders of record as they appear on the stock books of the Corporation on the date established by the Board of Directors of the Corporation as the record date for the payment of such dividend (which record date shall not precede the date upon which the resolution fixing such record date is adopted and which record date shall be not more than sixty days prior to such action). If no record date is fixed, the record date for determining holders for such purpose shall be at the close of business on the date on which the Board of Directors adopts the resolution relating to such dividend payment. Dividends with respect to any shares of Series D Senior Preferred Stock shall accrue (whether or not earned or declared) from April 1, 2001.

                    b. Such dividends on the Series D Senior Preferred Stock shall be cumulative, whether or not earned or declared, so that if at any time full cumulative dividends at the rate aforesaid on all shares of Series D Senior Preferred Stock then outstanding to the end of the annual dividend period next preceding such time shall not have been paid, the amount of the deficiency shall be paid before any sum shall be set aside for or applied by the Corporation to the purchase, redemption or other acquisition for value of any shares of Junior Stock (either pursuant to any applicable sinking fund requirement or otherwise) or any dividend or other distribution shall be paid or declared and set apart for payment on any Junior Stock (other than a dividend payable in Junior Stock); provided, however, that the foregoing shall not prohibit the Corporation from repurchasing shares of Junior Stock from a former employee of the Corporation (or a subsidiary of the Corporation) where such repurchase arises from the Corporation's option to repurchase such shares upon termination of such employee's employment with the Corporation (or a subsidiary) pursuant to a written agreement between the Corporation and such employee. Accrued dividends on the Series D Senior Preferred Stock if not paid on the first or any subsequent Dividend Accrual Date following accrual shall thereafter accrue additional dividends in respect thereof (the "Additional Dividends"), compounded annually, at the rate of 8% per annum.

                    c. The right to receive dividends on the Series D Senior Preferred Stock shall rank on parity with that of the Corporation's 8% Series A Cumulative Senior Preferred Stock ("Series A Senior Preferred Stock"). When dividends are not paid in full upon the Series D Senior Preferred Stock and any other stock ranking on a parity as to dividends with the Series D Senior Preferred Stock, all dividends paid upon shares of Series D Senior Preferred Stock and any other stock ranking on a parity as to dividends with the Series D Senior Preferred Stock shall be paid pro rata so that in all cases the amount of dividends paid per share on the Series D Senior Preferred Stock and such other stock shall bear the same ratio that accrued dividends per share on the shares of Series D Senior Preferred Stock and such other stock bear to each other. Except as provided in the preceding sentence, unless full cumulative dividends on the Series D Senior Preferred Stock have been paid, no dividends shall be declared or paid or set aside for payment upon any other stock of the Corporation ranking on a parity with the Series D Senior Preferred Stock as to dividends.

                    d. An annual dividend period shall commence on the day following a Dividend Accrual Date and shall end on the next succeeding Dividend Accrual Date.

               3.   Preference on Liquidation

                    a. Except as otherwise provided in Article IV.B(3)(a) of the Articles of Incorporation, in the event that the Corporation shall be liquidated, dissolved or wound up, whether voluntarily or involuntarily, after all creditors of the Corporation shall have been paid in full, the holders of the Series D Senior Preferred Stock shall be entitled to receive, out of the assets of the Corporation legally available for distribution to its stockholders, whether from capital, surplus or earnings, before any amount shall be paid to the holders of any shares of Junior Stock, an amount equal to $100 in cash per share plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon (including Additional Dividends) to the date of final distribution, and no more. Series D Senior Preferred Stock shall rank on parity with the Series A Senior Preferred Stock with respect to receiving any amount as a result of a liquidation, distribution of assets, dissolution or winding up of the Corporation. If upon any liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be insufficient to pay the holders of all outstanding shares of Series D Senior Preferred Stock and of any shares of stock ranking on a parity with the Series D Senior Preferred Stock the full amounts to which they respectively shall be entitled, such assets, or the proceeds thereof, shall be distributed ratably among the holders of the Series D Senior Preferred Stock and of any shares of stock ranking on a parity with the Series D Senior Preferred Stock. Holders of Series D Senior Preferred Stock shall not be entitled, upon the liquidation, dissolution or winding up of the Corporation, to receive any amounts with respect to such stock other than the amounts referred to in this Section (3)(a).

                    b. Neither the purchase nor redemption by the Corporation of shares of any class of stock in any manner permitted by the Articles of Incorporation or any amendment thereof, nor the merger or consolidation of the Corporation with or into any other corporation or corporations, nor a sale, transfer or lease of all or substantially all of the Corporation's assets shall be deemed to be a liquidation, dissolution or winding up of the Corporation for the purposes of this Section (3); provided, however, that any consolidation or merger of the Corporation in which the Corporation is not the surviving entity shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section (3) if, (A) in connection therewith, the holders of Common Stock of the Corporation receive as consideration, whether in whole or in part, for such Common Stock (1) cash, (2) notes, debentures or other evidences of indebtedness or obligations to pay cash or (3) preferred stock of the surviving entity (whether or not the surviving entity is the Corporation) which ranks on a parity with or senior to the preferred stock received by holders of the Series D Senior Preferred Stock with respect to liquidation or dividends or (B) the holders of the Series D Senior Preferred Stock do not receive preferred stock of the surviving entity with rights, powers and preferences equal to (or more favorable to the holders than) the rights, powers and preferences of the Series D Senior Preferred Stock.

               4.   Redemption.

                    a. Mandatory Redemption. All outstanding shares of the Series D Senior Preferred Stock shall be redeemed from funds legally available therefor on May 1, 2018 (the "Mandatory Redemption Date"), at a price per share equal to $100 plus an amount per share equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon (including Additional Dividends) to the Mandatory Redemption Date. The holders of the Series D Senior Preferred Stock shall be paid in full in accordance with this Section 4(a) prior to any payment made to the holders of any outstanding shares of (w) the Corporation's 12% Series E Cumulative Junior Preferred Stock, par value $.01 per share (the "Series E Junior Preferred Stock"), (x) the Corporation's 12% Series B Cumulative Junior Preferred Stock, par value $.01 per share (the "Series B Junior Preferred Stock"), (y) the Corporation's 12% Series C Cumulative Junior Preferred Stock, par value $.01 per share (the "Series C Junior Preferred Stock") and (z) any other of the Corporation's Junior Stock, pursuant to the respective mandatory redemption terms (if any) of such stock.

                    b. Optional Redemption. The Series D Senior Preferred Stock may be redeemed from funds legally available therefor, in whole or in part, at the election of the Corporation, expressed by resolution of the Board of Directors, at any time and from time to time at a price per share equal to $100 plus an amount per share equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon (including Additional Dividends as defined in the Articles of Incorporation) to the date of redemption (the "Optional Redemption Date).

                    c. The aggregate amount of the redemption pursuant to Section (4)(a) for a Mandatory Redemption or Section (4)(b) for an Optional Redemption is hereinafter referred to as the "Redemption Price" with respect to such redemption. As used herein, "Mandatory Redemption Date" and "Optional Redemption Date" shall hereinafter sometimes be referred to as the "Redemption Date".

               5.   Redemption Procedure

                    a. A redemption pursuant to Section (4) shall be accomplished in the manner and with the effect as set forth in this Section (5).

                    b. Notice of the redemption of Series D Senior Preferred Stock pursuant to Section (4) shall be given by mail not less than ten (10) days prior to the applicable Redemption Date. If less than all the outstanding Series D Senior Preferred Stock is to be redeemed, the selection of shares for redemption shall be made pro rata and the notice of redemption to a holder shall state the number of shares of Series D Senior Preferred Stock of such holder to be redeemed. The amount of the Redemption Price shall be deposited on or before the Redemption Date in trust for the account of the holders of Series D Senior Preferred Stock entitled thereto with a bank or trust company in good standing doing business in the State of New York and having capital and surplus of at least $100,000,000 (the date of such deposit being hereinafter in this Section (5) referred to as the "date of deposit").

                    c. Notice of the date on which, and the name and address of the bank or trust company with which, the deposit has been or will be made shall be included in the notice of redemption. On and after the applicable Redemption Date (unless default shall be made by the Corporation in providing money for the payment of the Redemption Price pursuant to the notice of redemption), or if the

                    Corporation shall make such deposit on or before the date specified therefor in the notice of redemption, then on and after the date of deposit (provided notice of redemption has been duly given), all dividends on the Series D Senior Preferred Stock so called for redemption shall cease to accrue and, notwithstanding that any certificate for shares of Series D Senior Preferred Stock is not surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding and all rights of the holders thereof as stockholders of the Corporation with respect to such shares shall cease and terminate, except the right to receive the Redemption Price as hereinafter provided.

                    d. At any time on or after the applicable Redemption Date, or if the Corporation shall deposit the money for such redemption prior to the applicable Redemption Date, then at any time on or after the date of deposit, which time shall be specified by the Corporation in the notice of redemption and which shall not be later than the applicable Redemption Date, the holders of record of the Series D Senior Preferred Stock to be redeemed shall be entitled to receive the Redemption Price upon actual delivery to the bank or trust company with which such deposit shall be made of certificates for the shares to be redeemed, such certificates, if required, to be duly endorsed in blank or accompanied by proper instruments of assignment and transfer duly endorsed in blank. The making of such deposit with any such bank or trust company shall not relieve the Corporation of liability for payment of the Redemption Price.

                    e. Any money so deposited which shall remain unclaimed by the holders of such Series D Senior Preferred Stock at the end of two (2) years after the applicable Redemption Date shall be paid by such bank or trust company to the Corporation, which shall thereafter, to the extent of the money so repaid, be liable for the payment of the Redemption Price. Any interest accrued on money so deposited shall be paid to the Corporation from time to time.

               6. Voting. Except as required by law and except for any voting by the holders of the Series D Senior Preferred Stock as part of a separate class or series pursuant to Section (7) hereunder or any other provision of the Corporation's Articles of Incorporation, no holder of Series D Senior Preferred Stock, as such holder, shall be entitled to vote on any matter submitted to a vote of stockholders. On any matters on which the holders of the Series D Senior Preferred Stock shall be entitled to vote, they shall be entitled to one vote for each share held.

               7. Other Rights. Without the written consent of the holders of all of the outstanding shares of Series D Senior Preferred Stock or the vote of the holders of all of the outstanding shares of Series D Senior Preferred Stock at a meeting of the holders of Series D Senior Preferred Stock called for such purpose, the Corporation shall not amend, alter or repeal any provision of the Corporation's Articles of Incorporation so as to adversely affect the rights and preferences of the Series D Senior Preferred Stock including any change to the dividend payable on the Series D Senior Preferred Stock; provided, further, that in no event will the issuance of any series of Preferred Stock that is on a parity with or junior to the Series D Senior Preferred Stock or has a redemption date earlier than the Series D Senior Preferred Stock be deemed to adversely affect the rights and preferences of the Series D Senior Preferred Stock.

               8. Acknowledgement. Each holder of Series D Senior Preferred Stock, by acceptance thereof, acknowledges and agrees that payments of dividends, interest, premium and principal on, and redemption and repurchase of, such securities by the Corporation are subject to restrictions contained in certain credit and financing agreements of the Corporation.

               9.   Definitions

                    The following terms, when used in this Section A, shall have the meanings set forth below:

                    a. As used herein, the amount of dividends "accrued" on any share of Series D Senior Preferred Stock as at any date shall be calculated as the amount of any unpaid dividends accumulated thereon to and including the last preceding Dividend Accrual Date with respect to which dividends have not been paid, whether or not earned or declared.

                    b. "corporation" shall mean a corporation, partnership, business trust, unincorporated organization, association, limited liability company or joint stock company.

                    c. "Junior Stock" shall mean any series or class of the capital stock of the Corporation now or hereafter authorized or issued by the Corporation, including any series or class of preferred stock, ranking junior to the Series D Senior Preferred Stock with respect to dividends or distributions or upon the liquidation, distribution of assets, dissolution or winding-up of the Corporation, including without limitation the Series B Junior Preferred Stock, the Series C Junior Preferred Stock of the Corporation, the Series E Junior Preferred Stock, the Class A Common Stock of the Corporation, par value $.01 per share and the Class B Common Stock of the Corporation, par value $.01 per share (except as otherwise provided in Article IV.B(3) of the Articles of Incorporation).

                    d. "person" shall mean an individual, a corporation, partnership, trust, organization, association, government or any department or agency thereof, or any other individual or entity.

          IN WITNESS WHEREOF, Fabri-Steel Products Incorporated has caused this Certificate of Designation to be signed by its President, and attested by its Secretary, this ___ day of March, 1999.

ATTEST:                                 FABRI-STEEL PRODUCTS INCORPORATED


-----------------------------------     ----------------------------------------
Secretary                               Senior Vice President and
                                        Chief Financial Officer

                           CERTIFICATE OF DESIGNATION
                     OF 12% SERIES E JUNIOR PREFERRED STOCK
                                       OF
                        FABRI-STEEL PRODUCTS INCORPORATED

          Fabri-Steel Products Incorporated, a Michigan corporation (hereinafter called the "Corporation"), pursuant to the provisions of Section 450.1302 of the Business Corporation Act of the State of Michigan, does hereby make this Certificate of Designation under the corporate seal of the Corporation and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Restated Articles of Incorporation of the Corporation, dated March 25, 1998 (the "Articles of Incorporation"), the Board of Directors has duly adopted the following resolutions:

          RESOLVED, that, pursuant to Article IV of the Articles of Incorporation (which authorizes 5,000,000 shares of Preferred Stock, $.01 par value per share, of which 2,369,897 shares are presently issued and outstanding), the Board of Directors hereby fixes the designations and preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of a series of Preferred Stock consisting of 65,000 shares to be designated 12% Series E Cumulative Junior Preferred Stock.

12% SERIES E CUMULATIVE JUNIOR PREFERRED STOCK

          RESOLVED, that each share of the 12% Series E Cumulative Junior Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

               1. Designation, Number of Shares. The fifth series of Preferred Stock shall be designated as the 12% Series E Cumulative Junior Preferred Stock ("Series E Junior Preferred Stock"), and the number of shares which shall constitute such series shall be 65,000. The par value of the Series E Junior Preferred Stock shall be $.01 per share.

               2.   Accrual and Payment of Dividends

                    a. The holders of Series E Junior Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Corporation legally available therefor, cumulative cash dividends at the rate of $12.00 per share per annum.

                         Such dividends shall be payable in annual installments
                    in arrears commencing March 1, 1999 and thereafter on the first day of March (unless such day is not a business day in which event on the last preceding business day) in each such year (hereinafter referred to as a "Dividend Accrual Date"), except that the dividend payment payable on March 1, 1999 shall be calculated from the date of original issuance through March 1, 1999. Each such dividend on Series E Junior Preferred Stock when paid shall be payable to holders of record as they appear on the stock books of the Corporation on the date established by the Board of Directors of the Corporation as the record date for the payment of such dividend (which record date shall not precede the date upon which the resolution fixing such record date is adopted and which record date shall be not more than sixty days prior to such action). If no record date is fixed, the record date for determining holders for such purpose shall be at the close of business on the date on which the Board of Directors adopts the resolution relating to such dividend payment. Dividends with respect to any shares of Series E Junior Preferred Stock shall accrue (whether or not earned or declared) from the date of issue of such shares.

                    b. Such dividends on the Series E Junior Preferred Stock shall be cumulative, whether or not earned or declared, so that if at any time full cumulative dividends at the rate aforesaid on all shares of Series E Junior Preferred Stock then outstanding to the end of the annual dividend period next preceding such time shall not have been paid, the amount of the deficiency shall be paid before any sum shall be set aside for or applied by the Corporation to the purchase, redemption or other acquisition for value of any shares of Junior Stock (either pursuant to any applicable sinking fund requirement or otherwise) or any dividend or other distribution shall be paid or declared and set apart for payment on any Junior Stock (other than a dividend payable in Junior Stock); provided, however, that the holders of the Series E Junior Preferred Stock shall not be entitled to any amount pursuant to this Section (2)(b) unless the holders of (x) the Corporation's 8% Series A Cumulative Senior Preferred Stock, par value $.01 per share ("Series A Senior Preferred Stock"), shall have been paid in full in accordance with Article IV.B(2) of the Articles of Incorporation, (y) the Corporation's 8% Series D Cumulative Senior Preferred Stock, par value $.01 per share ("Series D Senior Preferred Stock"), shall have been paid in full in accordance with Section 2 of the Certificate of Designation of 8% Series D Senior Preferred Stock of the Corporation dated March ___, 1999 (the "Certificate of Designation"), and (z) and any other series senior to the Series E Junior Preferred Stock with respect to dividends shall have been paid in full in accordance with its terms; provided, further, that the foregoing shall not prohibit the Corporation from repurchasing shares of Junior Stock from a former employee of the Corporation (or a subsidiary of the Corporation) where such repurchase arises from the Corporation's option to repurchase such shares upon termination of such employee's employment with the Corporation

                    (or a subsidiary) pursuant to a written agreement between the Corporation and such employee. Accrued dividends on the Junior Preferred Stock if not paid on the first or any subsequent Dividend Accrual Date following accrual shall thereafter accrue additional dividends in respect thereof (the "Additional Dividends"), compounded annually, at the rate of 12% per annum.

                    c. The right to receive dividends on the Series E Junior Preferred Stock shall rank on parity with that of the Corporation's 12% Series B Cumulative Junior Preferred Stock, par value $.01 per share ("Series B Junior Preferred Stock"), and the Corporation's 12% Series C Cumulative Junior Preferred Stock, par value $.01 per share ("Series C Junior Preferred Stock"). When dividends are not paid in full upon the Series E Junior Preferred Stock and any other stock ranking on a parity as to dividends with the Series E Junior Preferred Stock, all dividends paid upon shares of Series E Junior Preferred Stock and any other stock ranking on a parity as to dividends with the Series E Junior Preferred Stock shall be paid pro rata so that in all cases the amount of dividends paid per share on the Series E Junior Preferred Stock and such other stock shall bear the same ratio that accrued dividends per share on the shares of Series E Junior Preferred Stock and such other stock bear to each other. Except as provided in the preceding sentence, unless full cumulative dividends on the Series E Junior Preferred Stock have been paid, no dividends shall be declared or paid or set aside for payment upon any other stock of the Corporation ranking on a parity with the Series E Junior Preferred Stock as to dividends.

                    d. An annual dividend period shall commence on the day following a Dividend Accrual Date and shall end on the next succeeding Dividend Accrual Date.

               3.   Preference on Liquidation

                    a. Except as otherwise provided in Article IV.B(3)(a) of the Articles of Incorporation, in the event that the Corporation shall be liquidated, dissolved or wound up, whether voluntarily or involuntarily, after all creditors of the Corporation shall have been paid in full, the holders of the Series E Junior Preferred Stock shall be entitled to receive, out of the assets of the Corporation legally available for distribution to its stockholders, whether from capital, surplus or earnings, before any amount shall be paid to the holders of any shares of Junior Stock, an amount equal to $100 in cash per share plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon (including Additional Dividends) to the date of final distribution, and no more; provided, however, that the holders of the Series E Junior Preferred Stock shall not be entitled to any amount pursuant to this Section (3) unless the holders of Series A Senior Preferred Stock shall have been paid in full in accordance with Article IV.B(3) of the Articles of Incorporation, the holders of Series D Senior Preferred Stock shall have been paid in full in accordance with
                    Section 3(a) of the Series D Certificate of Designation, and any other series senior to the Series E Junior Preferred Stock upon the liquidation, distribution of assets, dissolution or winding-up of the Corporation shall have been paid in full in accordance with its terms. Series E Junior Preferred Stock shall rank on parity with the Series B Junior Preferred Stock and Series C Junior Preferred Stock with respect to receiving any amount as a result of a liquidation, distribution of assets, dissolution or winding up of the Corporation. If upon any liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be insufficient to pay the holders of all outstanding shares of Series E Junior Preferred Stock and of any shares of stock ranking on a parity with the Series E Junior Preferred Stock the full amounts to which they respectively shall be entitled, such assets, or the proceeds thereof, shall be distributed ratably among the holders of the Series E Junior Preferred Stock and of any shares of stock ranking on a parity with the Series E Junior Preferred Stock. Holders of Series E Junior Preferred Stock shall not be entitled, upon the liquidation, dissolution or winding up of the Corporation, to receive any amounts with respect to such stock other than the amounts referred to in this Section (3)(a).

                    b. Neither the purchase nor redemption by the Corporation of shares of any class of stock in any manner permitted by the Articles of Incorporation or any amendment thereof, nor the merger or consolidation of the Corporation with or into any other corporation or corporations, nor a sale, transfer or lease of all or substantially all of the Corporation's assets shall be deemed to be a liquidation, dissolution or winding up of the Corporation for the purposes of this Section (3); provided, however, that any consolidation or merger of the Corporation in which the Corporation is not the surviving entity shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section (3) if, (A) in connection therewith, the holders of Common Stock of the Corporation receive as consideration, whether in whole or in part, for such Common Stock (1) cash, (2) notes, debentures or other evidences of indebtedness or obligations to pay cash or (3) preferred stock of the surviving entity (whether or not the surviving entity is the Corporation) which ranks on a parity with or senior to the preferred stock received by holders of the Series E

                    Junior Preferred Stock with respect to liquidation or dividends or (B) the holders of the Series E Junior Preferred Stock do not receive preferred stock of the surviving entity with rights, powers and preferences equal to (or more favorable to the holders than) the rights, powers and preferences of the Series E Junior Preferred Stock.

               4.   Redemption.

                    a. Mandatory Redemption. All outstanding shares of the Series E Junior Preferred Stock shall be redeemed from funds legally available therefor on May 1, 2018 (the "Mandatory Redemption Date"), at a price per share equal to $100 plus an amount per share equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon (including Additional Dividends) to the Mandatory Redemption Date; provided, however, that the holders of the Series E Junior Preferred Stock shall not be entitled to any amount pursuant to this Section (4)(a) unless the holders of the outstanding shares of (x) the Series A Senior Preferred Stock shall have been paid in full in accordance with
                    Article IV.C(4)(a) of the Articles of Incorporation, (y) the Series D Senior Preferred Stock shall have been paid in full in accordance with Section 4(a) of the Series D Certificate of Designation and (z) any other series senior to the Series E Junior Preferred Stock as to dividends or distributions or upon the liquidation, distribution of assets, dissolution or winding-up of the Corporation shall have been paid in full in accordance with the mandatory redemption terms (if any) governing such stock; provided, further, that the rights of the holders of the Series E Junior Preferred Stock to receive amounts pursuant to this Section (4)(a) shall rank on parity with the respective mandatory redemption rights (if any) of any outstanding shares of Series B Junior Preferred Stock, Series C Junior Preferred Stock or any other stock ranking on parity with the Series E Junior Preferred Stock as to dividends or distributions or upon the liquidation, distribution of assets, dissolution or winding-up of the Corporation.

                    b. Optional Redemption. The Series E Junior Preferred Stock may be redeemed from funds legally available therefor, in whole or in part, at the election of the Corporation, expressed by resolution of the Board of Directors, at any time and from time to time at a price per share equal to $100 plus an amount per share equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon (including Additional Dividends as defined in the Articles of Incorporation) to the date of redemption (the "Optional Redemption Date).

                    c. The aggregate amount of the redemption pursuant to Section (4)(a) for a Mandatory Redemption or Section (4)(b) for an Optional Redemption is hereinafter referred to as the "Redemption Price" with respect to such redemption. As used herein, "Mandatory Redemption Date" and "Optional Redemption Date" shall hereinafter sometimes be referred to as the "Redemption Date."

               5.   Redemption Procedure

                    a. A redemption pursuant to Section (4) shall be accomplished in the manner and with the effect as set forth in this Section (5).

                    b. Notice of the redemption of Series E Junior Preferred Stock pursuant to Section (4) shall be given by mail not less than ten (10) days prior to the applicable Redemption Date. If less than all the outstanding Series E Junior Preferred Stock is to be redeemed, the selection of shares for redemption shall be made pro rata and the notice of redemption to a holder shall state the number of shares of Series E Junior Preferred Stock of such holder to be redeemed. The amount of the Redemption Price shall be deposited on or before the Redemption Date in trust for the account of the holders of Series E Junior Preferred Stock entitled thereto with a bank or trust company in good standing doing business in the State of New York and having capital and surplus of at least $100,000,000 (the date of such deposit being hereinafter in this Section (5) referred to as the "date of deposit").

                    c. Notice of the date on which, and the name and address of the bank or trust company with which, the deposit has been or will be made shall be included in the notice of redemption. On and after the applicable Redemption Date (unless default shall be made by the Corporation in providing money for the payment of the Redemption Price pursuant to the notice of redemption), or if the Corporation shall make such deposit on or before the date specified therefor in the notice of redemption, then on and after the date of deposit (provided notice of redemption has been duly given), all dividends on the Series E Junior Preferred Stock so called for redemption shall cease to accrue and, notwithstanding that any certificate for shares of Series E Junior Preferred Stock is not surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding and all rights of the holders thereof as stockholders of the Corporation with respect to such shares shall cease and terminate, except the right to receive the Redemption Price as hereinafter provided.

                    d. At any time on or after the applicable Redemption Date, or if the Corporation shall deposit the money for such redemption prior to the applicable Redemption Date, then at any time on or after the date of deposit, which time shall be specified by the Corporation in the notice of redemption and which shall not be later than the applicable Redemption Date, the holders of record of the Series E Junior Preferred Stock to be redeemed shall be entitled to receive the Redemption Price upon actual delivery to the bank or trust company with which such deposit shall be made of certificates for the shares to be redeemed, such certificates, if required, to be duly endorsed in blank or accompanied by proper instruments of assignment and transfer duly endorsed in blank. The making of such deposit with any such bank or trust company shall not relieve the Corporation of liability for payment of the Redemption Price.

                    e. Any money so deposited which shall remain unclaimed by the holders of such Series E Junior Preferred Stock at the end of two (2) years after the applicable Redemption Date shall be paid by such bank or trust company to the Corporation, which shall thereafter, to the extent of the money so repaid, be liable for the payment of the Redemption Price. Any interest accrued on money so deposited shall be paid to the Corporation from time to time.

               6. Voting. Except as required by law and except for any voting by the holders of the Series E Junior Preferred Stock as part of a separate class or series pursuant to Section (7) hereunder or any other provision of the Corporation's Articles of Incorporation, no holder of Series E Junior Preferred Stock, as such holder, shall be entitled to vote on any matter submitted to a vote of stockholders. On any matters on which the holders of the Series E Junior Preferred Stock shall be entitled to vote, they shall be entitled to one vote for each share held.

               7. Other Rights. Without the written consent of the holders of all of the outstanding shares of Series E Junior Preferred Stock or the vote of the holders of all of the outstanding shares of Series E Junior Preferred Stock at a meeting of the holders of Series E Junior Preferred Stock called for such purpose, the Corporation shall not amend, alter or repeal any provision of the Corporation's Articles of Incorporation so as to adversely affect the rights and preferences of the Series E Junior Preferred Stock including any change to the dividend payable on the Series E Junior Preferred Stock; provided, further, that in no event will the issuance of any series of Preferred Stock that is senior to, on a parity with or junior to the Series E Junior Preferred Stock or has a redemption date earlier than the Series E Junior Preferred Stock be deemed to adversely affect the rights and preferences of the Series E Junior Preferred Stock.

               8. Acknowledgement. Each holder of Series E Junior Preferred Stock, by acceptance thereof, acknowledges and agrees that payments of dividends, interest, premium and principal on, and redemption and repurchase of, such securities by the Corporation are subject to restrictions contained in certain credit and financing agreements of the Corporation.

               9.   Definitions

                    The following terms, when used in this Section A, shall have the meanings set forth below:

                    a. As used herein, the amount of dividends "accrued" on any share of Series E Junior Preferred Stock as at any date shall be calculated as the amount of any unpaid dividends accumulated thereon to and including the last preceding Dividend Accrual Date with respect to which dividends have not been paid, whether or not earned or declared.

                    b. "corporation" shall mean a corporation, partnership, business trust, unincorporated organization, association, limited liability company or joint stock company.

                    c. "Junior Stock" shall mean any series or class of the capital stock of the Corporation now or hereafter authorized or issued by the Corporation, including any series or class of preferred stock, ranking junior to the Series E Junior Preferred Stock with respect to dividends or distributions or upon the liquidation, distribution of assets, dissolution or winding-up of the Corporation, including without limitation the Class A Common Stock of the Corporation, par value $.01 per share and the Class B Common Stock of the Corporation, par value $.01 per share (except as otherwise provided in Article IV.B(3) of the Articles of Incorporation).

                    d. "person" shall mean an individual, a corporation, partnership, trust, organization, association, government or any department or agency thereof, or any other individual or entity.

          IN WITNESS WHEREOF, Fabri-Steel Products Incorporated has caused this Certificate of Designation to be signed by its President, and attested by its Secretary, this ___ day of March ___, 1999.

ATTEST:                                 FABRI-STEEL PRODUCTS INCORPORATED


-----------------------------------     -----------------------------------

Secretary                               Senior Vice President and
                                        Chief Financial Officer

                         CORPORATION INFORMATION UPDATE
                                      1999

[ ] To certify there are no changes from your previous filing check this box and sign the form at the bottom.
================================================================================
                               FOR BUREAU USE ONLY
================================================================================
                        RETURN TO:
                           MICHIGAN DEPARTMENT OF CONSUMER AND
        172136             INDUSTRY SERVICES CORPORATION, SECURITIES
                           AND LAND DEVELOPMENT BUREAU
IDENTIFICATION NUMBER      P.O. BOX 30702
                           LANSING MI 48909-8202
--------------------------------------------------------------------------------
Corporate Name and Mailing Address

   FABRI-STEEL PRODUCTS INCORPORATED
   22900 WEST EIGHT MILE
   SOUTHFIELD  MI  48034

--------------------------------------------------------------------------------
Registered Office Address in Michigan -
NO., STREET, CITY, ZIP                              Resident Agent
   22900 WEST EIGHT MILE                               LESLIE A GARVIE
   SOUTHFIELD 48034
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If there are changes from your previous filing, you must complete Items 1 through 5.
--------------------------------------------------------------------------------
1. Mailing address of registered office if           2. Resident Agent if
   different than preprinted information above          different than above
      22100 Trolley Industrial Drive                        David Sickels
      Taylor, Michigan  48180
--------------------------------------------------------------------------------
3. Address of registered office if different than preprinted information above
   - NO., STREET, CITY, ZIP
      22100 Trolley Industrial Drive
      Taylor, Michigan  48180
--------------------------------------------------------------------------------
4. Describe the general nature and kind of business in which the corporation is engaged:

      Manufacturer of Specialty Fastener Systems and Supporting Services.
--------------------------------------------------------------------------------
5.                                     NAME       BUSINESS OF RESIDENCE ADDRESS
--------------------------------------------------------------------------------
           President (Required)                   22100 Trolley Industrial Drive
                                                  Taylor, Michigan  48190
                                Rex Ogg
--------------------------------------------------------------------------------
           Vice President
                                Mark MacGuidwin              (SAME)
   If      ---------------------------------------------------------------------
different  Secretary (Required)
  than                          David Sickels                (SAME)
President  ---------------------------------------------------------------------
           Treasurer (Required)
                                Mark MacGuidwin
--------------------------------------------------------------------------------
   If      Director
different  ---------------------------------------------------------------------
  than     Director
 Offices   ---------------------------------------------------------------------
           Director
--------------------------------------------------------------------------------
 The corporation states that the address of its      Enclose $15.00 made payable
 registered agent are identical. Any changes were    to the State of Michigan.
 authorized by resolution duly adopted by its board  This report must be filed
 of directors.                                       on or before May 15
--------------------------------------------------------------------------------
Signature of an authorized officer or            Title              Date
agent of the corporation

--------------------------------------------------------------------------------
Required by Section 911, Act 284, Public Acts of 1972, as amended. Failure to file this report may result in the dissolution of the corporation.

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GOLD SEAL APPEARS ONLY ON ORIGINAL

----------------------------------------------------------------------------------------------------------
                           MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
                              CORPORATION, SECURITIES AND DEVELOPMENT BUREAU
----------------------------------------------------------------------------------------------------------
Date Received                                                    (FOR BUREAU USE ONLY)

--------------------------

---------------------------------------------------
-------------------------------------------------
Name
      Ann J. Williams, C T Corporation System
------------------------------------------------
Address
         1635 Market Street, Suite 1120
------------------------------------------------
City                  State        Zip Code
      Philadelphia    PA           19103            EFFECTIVE DATE:
------------------------------------------------   -------------------------------------------------------
'd' Document will be returned to the name and address you ender above 'd'
                CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT
               For use by Domestic and Foreign Corporations and Limited Liability Companies
                        (Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit) corporations), or Act 23, Public Acts of 1993 (limited liability companies), the undersigned corporation or limited liability company executes the following Certificate:
----------------------------------------------------------------------------------------------------------
1.  The name of the corporation or limited liability company is:

           Fabri-Steel Products Incorporation
    ------------------------------------------------------------------------------------------------------

2.  The identification number assigned by the Bureau is:              ---------------
                                                                      172-136
                                                                      ---------------

3.  a.  The name of the resident agent on  file with the Bureau is: David Sickels
                                                                    ----------------------------------

    b.  The location of the registered office on file with the Bureau is:

        22100 Trolley Industrial Dr.      Taylor                      Michigan  48180
        -------------------------------------------,                            ----------------------
        (Street Address)                  (City)                                            (Zip Code)

     c. The mailing address of the above registered office on file with the Bureau is:

                                                                      Michigan
        -------------------------------------------,                            ----------------------
         (Street Address or P.O. Box)      (City)                                           (Zip Code)

----------------------------------------------------------------------------------------------------------
               ENTER IN ITEM 4 THE INFORMATION AS IT SHOULD NOW APPEAR ON THE PUBLIC RECORD
----------------------------------------------------------------------------------------------------------
4.  a.  The name of the resident agent is: Rex. A. Ogg
                                          --------------              ----------------------------
    b.  The address of the registered office is:

        22100 Trolley Industrial Drive     Taylor                     Michigan  48180
        -------------------------------------------,                            ----------------------
         (Street Addresa)                  (City)                                           (Zip Code)

    c. The mailing address of the registered office IF DIFFERENT THAN 4B is:

                                                                      Michigan
        -------------------------------------------,                            ----------------------
         (Street Address or P.O. Box)       (City)                                          (Zip Code)

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
5.  The above changes were authorized by resolution duly adopted by: 1. ALL CORPORATIONS: Its board of directors; 2. PROFIT CORPORATIONS ONLY: the resident agent if only the address of the registered office is changed, in which case a copy of this statement has been mailed to the corporation; 3.
    LIMITED LIABILITY COMPANIES; an operating agreement, affirmative vote of a majority of the members pursuant to section 502(1), managers pursuant to section 405, or othe resident agent if only the address of the registered office is changed. The corporation or limited liability company further states that the address of its registered office and the address of its resident agent, as changed, are identical.

----------------------------------------------------------------------------------------------------------
Signature                           Type or Print Name and Title                    Date Signed

                                    Rex A. Ogg/Resident Agent

----------------------------------------------------------------------------------------------------------

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GOLD SEAL APPEARS ONLY ON ORIGINAL

----------------------------------------------------------------------------------------------------------
                           MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
                              CORPORATION, SECURITIES AND DEVELOPMENT BUREAU
----------------------------------------------------------------------------------------------------------
Date Received                                (FOR BUREAU USE ONLY)

                                       This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the
-------------------------              document.

------------------------------------------------
---------------------------------------------
Steven Zimmer - CT Corporation System
Seven Penn Center
1635 Market Street
Philadelphia, PA 19103

-------------------------------------------------  -------------------------------------------------------
'd' Document  will be returned to the name and      EFFECTIVE DATE:
address you enter above 'd'                        -------------------------------------------------------
  If left blank document will be mailed to          Expiration date for new assumed names the registered
                                                    office December 31
                                                   -------------------------------------------------------
                                                    Expiration date for transferred assumed names appear
                                                    in item 6
                                                   -------------------------------------------------------


                                           CERTIFICATE OF MERGER
              Cross Entity Merger for use by Profit Corporations, Limited Liability Companies
                                         and Limited Partnerships

     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 23, Public Acts of 1993 (limited liability companies) and Act 213, Public Acts of 1982 (limited partnerships), the undersigned entities execute the following Certificate of Merger.
----------------------------------------------------------------------------------------------------------
1.  The Plan of Merger (Consolidation) is as follows:      ---------------------
                                                           290-93A
                                                           ---------------------
    a. The name of each constituent entity and its
       identification number is:

       Fabri-Steel Acquisition Corp.
       -------------------------------------------------

       Fabri-Steel Products Incorporated                   ---------------------
       -------------------------------------------------   172-136
                                                           ---------------------

                                                           ---------------------
       -------------------------------------------------
                                                           ---------------------

    b. The name of the surviving (new) entity and its
       identification number is:
                                                           ---------------------
       Fabri-Steel Products Incorporated                   172-136
       -------------------------------------------------   ---------------------

    Corporations and Limited Liability Companies provide the street address of the survivor's principal place of business:

       22100 Trolley Industrial Drive, Taylor, MI
    ----------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
2.  (Complete only if an effective date is desired other than the date of filing. The date must be no more than 90 days after the receipt of this document in this office.)

    The merger (consolidation) shall be effective on the 17/th/ day of March, 2000.

----------------------------------------------------------------------------------------------------------

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GOLD SEAL APPEARS ONLY ON ORIGINAL

3.  Complete for Profit Corporations only
----------------------------------------------------------------------------------------------------------
For each constituent stock corporation, state:

                             Designation and
                           number of outstanding     Indicate class or        Indicate class
                           shares in each class      series of shares       or series entitled
   Name of corporation         or series             entitled to vote       to vote as a calss

-----------------------    ---------------------    -------------------    ----------------------
                                SEE ATTACHED
-----------------------    ---------------------    -------------------    ----------------------

   If the number of shares is subject to change prior to the effective date of the merger or consolidation, the manner in which the change may occur is as as follows:
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
The manner and basis of converting shares are as follows:

   Each of the issued and outstanding shares of Fabri-Steel Acquisition Corp., common stock shall be converted into and become one duly authorized, validly issued, fully paid and nonassessable share of
   Fabri-Steel Products Incorporated common tock (Class A).

   No amendment or restatement of articles.

   The Plan of Merger will be furnished by the surviving profit corporation, on request and without cost, to any shareholder of any constituent profit corporation.
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
   The merger is permitted by the state or country under whose law it is incorporated and each foreign corporation has complied with that law in effecting the merger
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
   (Complete either Section(a) or (b) for each corporation)
     a)  The Plan of Merger was approved by the majority consent of the incorporators of _________________
     _____________________________________, a Michigan corporation which has not commenced business,  has not issued any shares, and has not elected a Board of Directors.

    -------------------------------------------------   -------------------------------------------------
    (Signature of incorporator)  (Type or Print Name)   (Signature of incorporator)  (Type or Print Name)

    -------------------------------------------------   -------------------------------------------------
    (Signature of incorporator)  (Type or Print Name)   (Signature of incorporator)  (Type or Print Name)

     b)  The plan of merger was approved by :
     [X]  the Board of Directors of FABRI-STEEL PRODUCTS INCORPORATED, the surviving Michigan corporation without approval of the shareholders in accordance with Section 703a of the Act.

     [X]  the Board of Directors and the shareholders of the following Michigan corporation(s) in accordance with Section 703a of the Act.

        FABRI-STEEL ACQUISITION CORP.
     -----------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------

     By                                                By
        --------------------------------------------      -----------------------------------------------
         (Signature of Authorized Officer or Agent)          (Signature of Authorized Officer or Agent)

        --------------------------------------------       ----------------------------------------------
                   (Type or print name)                                  (Type or print name)

          Fabri-Steel Acquisition Corp.                  Fabri-Steel Products Incorporated
        --------------------------------------------   --------------------------------------------------
                  (Name of Corporation)                                  (Name of Corporation)
----------------------------------------------------------------------------------------------------------

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GOLD SEAL APPEARS ONLY ON ORIGINAL

                       ATTACHMENT TO CERTIFICATE OF MERGER
                                       FOR
              FABRI-STEEL ACQUISITION CORP., a Michigan corporation
                                       and
            FABRI-STEEL PRODUCTS INCORPORATED, a Michigan corporation

a. For each constituent stock corporation, state:

Name of corporation             Designation and number of    Indicate classes of    Indicate each class,
                               outstanding shares of each  shares entitled to vote   if any, entitled to
                                          class                                        vote as a class
Fabri-Steel Acquisition Corp.         100 shares of             Common Stock        Class A Common Stock
                                      Common Stock

    Fabri-Steel Products        95,698 shares of Class A    Class A Common Stock             No
        Incorporated                  Common Stock

                                110,018 shares of Class B   Class B Common Stock             No
                                      Common Stock

                                910,000 shres of Series A      Series A Senior               No
                                 Senior Preferred Stock        Preferred Stock

                               900,000 shares of Series B      Series B Junior               No
                                 Junior Preferred Stock        Preferred Stock

                               559,897 shares of Series C      Series C Junior               No
                                 Junior Preferred Stock        Preferred Stock

                                85,000 shares of Series D      Series D Senior               No
FC                               Senior Preferred Stock        Preferred Stock

================================================================================
GOLD SEAL APPEARS ONLY ON ORIGINAL